Exhibit 10.44
PHARMANET DEVELOPMENT GROUP, INC.
RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
     RECITALS
A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected employees who provide services to the Company (or any Related Corporations).
B. *** (the “Participant”) is to render valuable services to the Company (or a Related Corporation) and the Committee has approved the award of restricted stock units to the Participant pursuant to this Agreement.
C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.
     NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Restricted Stock Units. The Company hereby awards to the Participant, as of the Award Date, an award (the “Award”) of restricted stock units under the Plan. Each restricted stock unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded restricted stock units, the applicable vesting schedule for the restricted stock units and the underlying shares, the dates on which those vested shares shall be issued to the Participant and the remaining terms and conditions governing the Award shall be as set forth in this Agreement.
AWARD SUMMARY

Award Date:	August 3, 2007

Number of Shares Subject to Award:	*** shares of Common Stock (the “Shares”)

Vesting Schedule:	The Participant shall vest with respect to the Shares in a series of five (5) equal, successive, annual installments upon the Participant’s completion of each year of employment over the five (5)-year period measured from the Award Date. The Shares may vest on an accelerated basis prior to these vesting dates in accordance with the provisions of Paragraph 4 of this Agreement. In no event shall any Shares vest after the date of the Participant’s termination of employment.

Issuance Dates:	Each Share in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issued on the date (the

“Issuance Date”) on which that Share so vests or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such Issuance Date occurs or (if later) the fifteenth (15th) day of the third calendar month following such Issuance Date. The issuance of the Shares shall be subject to the Company’s collection of any applicable Withholding Taxes in accordance the procedures set forth in Paragraph 6 of this Agreement.
          2. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Participant may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Participant’s death may be transferred pursuant to the provisions of the Participant’s will or the laws of inheritance.
          3. Cessation of Employment. Except as otherwise provided for in Participant’s employment agreement, should the Participant cease employment for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of restricted stock units will be reduced accordingly. The Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units.
          4. Change in Control.
               (a) Any restricted stock units subject to this Award at the time of a Change in Control may be assumed, or replaced with an economically equivalent award, by the successor corporation or a parent or subsidiary of the successor corporation. In the event the restricted stock units are not to be so assumed or replaced, then the Participant shall fully vest in the Award immediately prior to the effective date of the Change in Control. The Shares subject to those vested units will be issued on the Issuance Date triggered by the Change in Control (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Company in consummation of that Change in Control and distributed at the same time as such stockholder payments), subject to the Company’s collection of any applicable Withholding Taxes pursuant to the provisions of Paragraph 6.
               (b) For the purposes of this Paragraph 4, the Award shall be considered “assumed” if, following the Change in Control, the Award confers the right to receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, securities or other property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the

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successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide that the consideration to be received for each share of Common Stock which vests and become issuable under this Award shall be comprised solely of common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
               (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
               (d) Notwithstanding anything to the contrary contained herein, the vesting of Participant’s restricted stock units under the Award shall be subject to acceleration as provided for in Participant’s employment agreement.
          5. Adjustment in Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), equitable adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award. The adjustments shall be made by the Committee in such manner as the Committee deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
          6. Issuance of Shares of Common Stock.
               (a) On the Issuance Date or as soon thereafter as practicable, the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the number of shares of Common Stock underlying the restricted stock units which vest under the Award on such date, subject, however, to the Company’s collection of any applicable Withholding Taxes.
               (b) Until such time as the Company provides the Participant with notice to the contrary, the Company shall collect any Withholding Taxes required to be withheld with respect to the issuance of the vested Shares hereunder through an automatic Share withholding procedure pursuant to which the Company will withhold, at the time of such issuance, a portion of the Shares with a Fair Market Value (measured as of the issuance date) equal to the amount of those taxes (the “Share Withholding Method”); provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required withholding obligations using the minimum statutory withholding rates. The Participant shall be notified in writing in the event such Share Withholding Method is no longer available.

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               (c) Should any Shares be issued at a time when the Share Withholding Method is not available, then the Participant shall pay any Withholding Taxes required to be withheld with respect to the issuance of vested Shares hereunder by delivering a check to the Company in the amount of the Withholding Taxes.
               (d) In no event will any fractional shares be issued.
               (e) The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Participant becomes the record holder of those Shares following their actual issuance after the satisfaction of the applicable Withholding Taxes.
          7. Compliance with Laws and Regulations.
               (a) The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          8. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries of the Award designated by the Participant.
          9. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below Participant’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          10. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and

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binding on all persons having an interest in the Award. In addition to the foregoing, the terms of this Restricted Stock Issuance Agreement are subject to the Participant’s employment agreement with the Company, dated June 30, 2006, and if any of the terms of this Agreement conflict with the Participant’s employment agreement, the employment agreement shall control.
          11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          12. Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

PHARMANET DEVELOPMENT GROUP, INC.
Signature:
Name:	John Hamill
Title:	Executive Vice President & CFO

PARTICIPANT
Signature:
Name:
Address:

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APPENDIX A
DEFINITIONS
The following definitions shall be in effect under the Agreement:
               A. Agreement shall mean this Restricted Stock Unit Issuance Agreement.
               B. Award shall mean the award of restricted stock units made to the Participant pursuant to the terms of the Agreement.
               C. Award Date shall mean the date the restricted stock units are awarded to the Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
               D. Board shall mean the Company’s Board of Directors.
               E. Change in Control shall mean the occurrence of any of the following events:
               (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
               (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
               (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
               F. Code shall mean the Internal Revenue Code of 1986, as amended.
               G. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
               H. Common Stock shall mean shares of the Company’s common stock.

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               I. Company shall mean PharmaNet Development Group, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of PharmaNet Development Group, Inc. which shall by appropriate action adopt the Plan.
               J. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
               K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
               (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
               (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
               (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
               (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
               L. Plan shall mean the Company’s Amended and Restated 1999 Stock Option Plan.
               M. Participant shall mean the person to whom the Award is made pursuant to the Agreement.
               N. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.
               O. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
               P. Withholding Taxes shall mean the Federal, state and local income and employment taxes required to be withheld by the Company in connection with the issuance of the shares of Common Stock under the Award.

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PHARMANET DEVELOPMENT GROUP, INC.
NOTICE OF GRANT OF STOCK OPTION
          Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Pharmanet Development Group, Inc. (the “Company”):
Optionee: _______________________________________________________________________________________
Grant Date: August 3, 2007
Vesting Commencement Date: August 3, 2007
Exercise Price: $26.91 per share
Number of Option Shares: ____________________________________________________________________ shares
Expiration Date: August 2, 2014
Type of Option: ☐   Incentive Stock Option
                         ☑   Non-Qualified Stock Option
Exercise Schedule: The Option shall become exercisable with respect to the Option Shares in a series of three (3) equal, successive, annual installments upon Optionee’s completion of each year of employment over the three (3)-year period measured from the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee’s termination of employment.
          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Pharmanet Development Group, Inc. Amended and Restated 1999 Stock Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Company’s principal offices.
          Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.
          Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.
DATED: ________________________

PHARMANET DEVELOPMENT GROUP, INC.

By:

John Hamill
Title:	Executive Vice President & CFO

Address:

ATTACHMENTS
Exhibit A — Stock Option Agreement
Exhibit B — Plan Summary and Prospectus

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EXHIBIT B
PLAN SUMMARY AND PROSPECTUS
To be delivered.

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PHARMANET DEVELOPMENT GROUP, INC.
STOCK OPTION AGREEMENT
RECITALS
     A. The Board has adopted the Plan for the purpose of retaining the services of selected employees who provide services to the Company (or any Related Corporation).
     B. Optionee is to render valuable services to the Company (or a Related Corporation), and the Committee has approved the grant of an option to Optionee pursuant to this Agreement.
     C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.
          NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.
          2. Option Term. This option shall have a maximum term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 of this Agreement or the provisions of the Plan.
          3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.
          4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments in accordance with the Exercise Schedule set forth in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

          5. Termination of Employment. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:
               (a) Should Optionee cease to remain in employment with the Company (or any Related Corporation) for any reason (other than death, Permanent Disability or Misconduct) while this option is outstanding, then Optionee shall have a three (3)-month period measured from the date of such cessation of employment during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.
               (b) Should Optionee die while this option is outstanding, then this option may be exercised by (i) the personal representative of Optionee’s estate or (ii) the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.
               (c) Should Optionee cease to remain in employment by reason of Permanent Disability while this option is outstanding, then Optionee shall have a twelve (12)-month period measured from the date of such cessation of Service during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.
               (d) During the limited period of post-employment exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which this option is, at the time of Optionee’s termination of employment, exercisable pursuant to the Exercise Schedule specified in the Grant Notice or the provisions of the Plan. This option shall not become exercisable for any additional Option Shares, whether pursuant to the normal Exercise Schedule specified in the Grant Notice or the provisions of the Plan, following Optionee’s termination of employment, except to the extent (if any) specifically authorized by the Committee pursuant to an express written agreement with Optionee. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not otherwise been exercised.
               (e) Should Optionee’s employment with the Company (or any Related Corporation) be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.
          6. Change in Control. In the event of a change in control, the provisions of Paragraph 14 of the Plan shall apply.

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          7. Adjustment in Option Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in such manner as the Committee deems appropriate.
          8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.
          9. Manner of Exercising Option.
               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:
               (i) Execute and deliver to the Company a Notice of Exercise for the Option Shares for which the option is exercised or comply with such other procedures as the Company may establish for notifying the Company of the exercise of this option for one or more Option Shares.
               (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:
               (A) cash or check made payable to the Company; or
               (B) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (i) to a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in accordance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

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     Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise (or other notification procedure) delivered to the Company in connection with the option exercise.
               (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.
               (iv) Make appropriate arrangements with the Company (or Related Corporation employing Optionee) for the satisfaction of all applicable income and employment tax withholding requirements applicable to the option exercise.
               (b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.
               (c) In no event may this option be exercised for any fractional shares.
          10. Compliance with Laws and Regulations.
               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          11. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns, the legal representatives, heirs and legatees of Optionee’s estate.
          12. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated

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below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          13. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.
          14. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          15. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. In no event shall the Option be exercisable with respect to any of the excess Option Shares unless and until such stockholder approval is obtained.
          16. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:
               (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an employee by reason of Permanent Disability.
               (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any parent or Related Corporation) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

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               (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year, on the basis of the chronological order in which such options were granted, except to the extent otherwise provided under applicable law or regulation.

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APPENDIX
          The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Stock Option Agreement.
          B. Board shall mean the Company’s Board of Directors.
          C. Code shall mean the Internal Revenue Code of 1986, as amended.
          D. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          E. Common Stock shall mean shares of the Company’s common stock.
          F. Company shall mean Pharmanet Development Group, Inc., a Delaware Company, and any successor corporation to all or substantially all of the assets or voting stock of Pharmanet Development Group, Inc. which shall by appropriate action adopt the Plan.
          G. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.
          H. Exercise Price shall mean the exercise price per Option Share as specified in the Grant Notice.
          I. Exercise Schedule shall mean the schedule set forth in the Grant Notice pursuant to which the option is to become exercisable for the Option Shares in one or more installments over the Optionee’s period of Service.
          J. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;

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          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.
          M Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.
          N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.
          O. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Related Corporation), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Related Corporation) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Related Corporation) to discharge or dismiss Optionee or any other person in the service of the Company (or any Related Corporation) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.
          P. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.
          Q. Notice of Exercise shall mean the notice of option exercise in the form prescribed by the Company..
          R. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.
          S. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.
          T. Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or to be of continuous duration of twelve (12) months or more.

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          U. Plan shall mean the Company’s Amended and Restated 1999 Stock Plan.
          V. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

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Canada Performance
PHARMANET DEVELOPMENT GROUP, INC.
RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
     RECITALS
A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected employees who provide services to the Company (or any Related Corporations).
B. *** (the “Participant”) is to render valuable services to the Company (or a Related Corporation) and the Committee has approved the award of restricted stock units to the Participant pursuant to this Agreement.
C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.
     NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Restricted Stock Units. The Company hereby awards to the Participant, as of the Award Date, an award (the “Award”) of restricted stock units under the Plan. Each restricted stock unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded restricted stock units, the applicable vesting schedule for the restricted stock units and the underlying shares, the dates on which those vested shares shall be issued to the Participant and the remaining terms and conditions governing the Award shall be as set forth in this Agreement.
AWARD SUMMARY

Award Date:	August 3, 2007

Number of Shares Subject to Award:	*** shares of Common Stock (the “Shares”)

Vesting Schedule:	The Participant shall vest with respect to the Shares on the date in 2010 that the Company files its annual report on a Form 10-K with the Securities and Exchange Commission provided (1) the cumulative operating profit (excluding non-recurring items) for the preceding 3 fiscal year period (2007, 2008 and 2009) as reported on such Form 10-K’s is at least $101 million and (2) the Participant remains employed through each such filing date. The Shares may vest on an accelerated basis prior to this vesting date in accordance with the provisions of Paragraph 4 of this Agreement. In no event shall any Shares vest after the date of the Participant’s termination of employment.

Issuance Dates:	Each Share in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issued on the date (the “Issuance Date”) on which that Share so vests or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such Issuance Date occurs or (if later) the fifteenth (15th) day of the third calendar month following such Issuance Date. The issuance of the Shares shall be subject to the Company’s collection of any applicable Withholding Taxes in accordance the procedures set forth in Paragraph 6 of this Agreement.
          2. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Participant may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Participant’s death may be transferred pursuant to the provisions of the Participant’s will or the laws of inheritance.
          3. Cessation of Employment. Except as otherwise provided for in Participant’s employment agreement, should the Participant cease employment for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of restricted stock units will be reduced accordingly. The Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units. For purposes of this Agreement, the Participant’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. The Participant’s date of termination shall mean the date upon which he or she ceases active employment following the provision of notification of termination or resignation from employment and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including the Participant’s contract of employment.
          4. Change in Control.
               (a) Any restricted stock units subject to this Award at the time of a Change in Control may be assumed, or replaced with an economically equivalent award, by the successor corporation or a parent or subsidiary of the successor corporation. In the event the restricted stock units are not to be so assumed or replaced, then the Participant shall fully vest in the Award immediately prior to the effective date of the Change in Control. The Shares subject to those vested units will be issued on the Issuance Date triggered by the Change in Control (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Company in consummation of that Change in Control and distributed at the same time as such stockholder payments), subject to the Company’s collection of any applicable Withholding Taxes pursuant to the provisions of Paragraph 6.

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               (b) For the purposes of this Paragraph 4, the Award shall be considered “assumed” if, following the Change in Control, the Award confers the right to receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, securities or other property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide that the consideration to be received for each share of Common Stock which vests and become issuable under this Award shall be comprised solely of common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
               (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
               (d) Notwithstanding anything to the contrary contained herein, the vesting of Participant’s restricted stock units under the Award shall be subject to acceleration as provided for in Participant’s employment agreement.
          5. Adjustment in Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), equitable adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award. The adjustments shall be made by the Committee in such manner as the Committee deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
          6. Issuance of Shares of Common Stock.
               (a) On the Issuance Date or as soon thereafter as practicable, the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the number of shares of Common Stock underlying the restricted stock units which vest under the Award on such date, subject, however, to the Company’s collection of any applicable Withholding Taxes.

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               (b) The Participant shall pay any Withholding Taxes required to be withheld with respect to the issuance of vested Shares hereunder by delivering a check to the Company.
               (c) In no event will any fractional shares be issued.
               (d) The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Participant becomes the record holder of those Shares following their actual issuance after the satisfaction of the applicable Withholding Taxes.
          7. Compliance with Laws and Regulations.
               (a) The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          8. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries of the Award designated by the Participant.
          9. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below Participant’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          10. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award. In addition to the foregoing, the

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terms of this Restricted Stock Issuance Agreement are subject to the Participant’s employment agreement with the Company, dated June 30, 2006, and if any of the terms of this Agreement conflict with the Participant’s employment agreement, the employment agreement shall control.
          11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          12. Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.
          13. Nature of Grant; No Entitlement; No Claim for Compensation. In accepting the grant of this Award for the number of Shares as specified above, the Participant acknowledges the following:
               (a) The Plan is established voluntarily by the Company; it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
               (c) All decisions with respect to future awards, if any, will be at the sole discretion of the Committee.
               (d) The Participant is voluntarily participating in the Plan.
               (e) This Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its Related Corporations (including, as applicable, the Participant’s employer) and which is outside the scope of the Participant’s employment contract, if any.
               (f) This Award is not part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

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               (g) In the event that the Participant’s employer is not the Company, the grant of the Award will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of the Award will not be interpreted to form an employment contract with the Participant’s employer or any Related Corporations.
               (h) The future value of the underlying Shares is unknown and cannot be predicted with certainty.
               (i) In consideration of the grant of this Award, no claim or entitlement to compensation or damages shall arise from termination of the Award or diminution in value of the Award or any of the Shares issuable under the Award from termination of the Participant’s employment by the Company or the Participant’s employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and the Participant irrevocably releases the Participant’s employer, the Company and its Related Corporations, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.
          14. Data Privacy.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about the Participant regarding his or her employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and its Related Corporations, details of all options, awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). The Participant understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by

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contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact his or her local human resources representative.
          15. Electronic Delivery. The Company may deliver any documents related to the Award, the Plan or future awards that may be granted under the Plan by electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Participant hereby acknowledges that Participant has read this provision and consents to the electronic delivery of the documents. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost to Participant by contacting the Company by telephone or in writing. Participant further acknowledges that Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Participant understands that Participant must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.
          16. Confidentiality. The Participant agrees at all times during the vesting period applicable to this Award and thereafter (including following termination of the Participant’s employment) to hold in strictest confidence and not to use, or to disclose to any person, firm or corporation, without the prior written consent of the Board, the performance criteria which are the basis of the vesting of this Award.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

PHARMANET DEVELOPMENT GROUP, INC.
Signature:
Name: John Hamill
Title: Executive Vice President & CFO

PARTICIPANT
Signature:
Name:
Address:

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APPENDIX A
DEFINITIONS
The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Restricted Stock Unit Issuance Agreement.
          B. Award shall mean the award of restricted stock units made to the Participant pursuant to the terms of the Agreement.
          C. Award Date shall mean the date the restricted stock units are awarded to the Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
          D. Board shall mean the Company’s Board of Directors.
          E. Change in Control shall mean the occurrence of any of the following events:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
          (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
          (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
          F. Code shall mean the Internal Revenue Code of 1986, as amended.
          G. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          H. Common Stock shall mean shares of the Company’s common stock.

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          I. Company shall mean PharmaNet Development Group, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of PharmaNet Development Group, Inc. which shall by appropriate action adopt the Plan.
          J. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Plan shall mean the Company’s Amended and Restated 1999 Stock Option Plan.
          M. Participant shall mean the person to whom the Award is made pursuant to the Agreement.
          N. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.
          O. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          P. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other

A-2

amounts required to be withheld by the Company in connection with the issuance of the shares of Common Stock under the Award.

A-3

Canada
PHARMANET DEVELOPMENT GROUP, INC.
RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
     RECITALS
A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected employees who provide services to the Company (or any Related Corporations).
B. *** (the “Participant”) is to render valuable services to the Company (or a Related Corporation) and the Committee has approved the award of restricted stock units to the Participant pursuant to this Agreement.
C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.
     NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Restricted Stock Units. The Company hereby awards to the Participant, as of the Award Date, an award (the “Award”) of restricted stock units under the Plan. Each restricted stock unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded restricted stock units, the applicable vesting schedule for the restricted stock units and the underlying shares, the dates on which those vested shares shall be issued to the Participant and the remaining terms and conditions governing the Award shall be as set forth in this Agreement.
AWARD SUMMARY

Award Date:	August 3, 2007

Number of Shares Subject to Award:	*** shares of Common Stock (the “Shares”)

Vesting Schedule:	The Participant shall vest with respect to the Shares in a series of five (5) equal, successive, annual installments upon the Participant’s completion of each year of employment over the five (5)-year period measured from the Award Date. The Shares may vest on an accelerated basis prior to these vesting dates in accordance with the provisions of Paragraph 4 of this Agreement. In no event shall any Shares vest after the date of the Participant’s termination of employment.

Issuance Dates:	Each Share in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issued on the date (the

“Issuance Date”) on which that Share so vests or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such Issuance Date occurs or (if later) the fifteenth (15th) day of the third calendar month following such Issuance Date. The issuance of the Shares shall be subject to the Company’s collection of any applicable Withholding Taxes in accordance the procedures set forth in Paragraph 6 of this Agreement.
          2. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Participant may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Participant’s death may be transferred pursuant to the provisions of the Participant’s will or the laws of inheritance.
          3. Cessation of Employment. Except as otherwise provided for in Participant’s employment agreement, should the Participant cease employment for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of restricted stock units will be reduced accordingly. The Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units. For purposes of this Agreement, the Participant’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. The Participant’s date of termination shall mean the date upon which he or she ceases active employment following the provision of notification of termination or resignation from employment and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including the Participant’s contract of employment.
          4. Change in Control.
               (a) Any restricted stock units subject to this Award at the time of a Change in Control may be assumed, or replaced with an economically equivalent award, by the successor corporation or a parent or subsidiary of the successor corporation. In the event the restricted stock units are not to be so assumed or replaced, then the Participant shall fully vest in the Award immediately prior to the effective date of the Change in Control. The Shares subject to those vested units will be issued on the Issuance Date triggered by the Change in Control (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Company in consummation of that Change in Control and distributed at the same time as such stockholder payments), subject to the Company’s collection of any applicable Withholding Taxes pursuant to the provisions of Paragraph 6.
               (b) For the purposes of this Paragraph 4, the Award shall be considered “assumed” if, following the Change in Control, the Award confers the right to

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receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, securities or other property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide that the consideration to be received for each share of Common Stock which vests and become issuable under this Award shall be comprised solely of common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
               (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
               (d) Notwithstanding anything to the contrary contained herein, the vesting of Participant’s restricted stock units under the Award shall be subject to acceleration as provided for in Participant’s employment agreement.
          5. Adjustment in Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), equitable adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award. The adjustments shall be made by the Committee in such manner as the Committee deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
          6. Issuance of Shares of Common Stock.
               (a) On the Issuance Date or as soon thereafter as practicable, the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the number of shares of Common Stock underlying the restricted stock units which vest under the Award on such date, subject, however, to the Company’s collection of any applicable Withholding Taxes.
               (b) The Participant shall pay any Withholding Taxes required to be withheld with respect to the issuance of vested Shares hereunder by delivering a check to the Company.

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               (c) In no event will any fractional shares be issued.
               (d) The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Participant becomes the record holder of those Shares following their actual issuance after the satisfaction of the applicable Withholding Taxes.
          7. Compliance with Laws and Regulations.
               (a) The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          8. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries of the Award designated by the Participant.
          9. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below Participant’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          10. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award. In addition to the foregoing, the terms of this Restricted Stock Issuance Agreement are subject to the Participant’s employment agreement with the Company, dated June 30, 2006, and if any of the terms of this Agreement conflict with the Participant’s employment agreement, the employment agreement shall control.

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          11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          12. Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.
          13. Nature of Grant; No Entitlement; No Claim for Compensation. In accepting the grant of this Award for the number of Shares as specified above, the Participant acknowledges the following:
               (a) The Plan is established voluntarily by the Company; it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
               (c) All decisions with respect to future awards, if any, will be at the sole discretion of the Committee.
               (d) The Participant is voluntarily participating in the Plan.
               (e) This Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its Related Corporations (including, as applicable, the Participant’s employer) and which is outside the scope of the Participant’s employment contract, if any.
               (f) This Award is not part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (g) In the event that the Participant’s employer is not the Company, the grant of the Award will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of the Award will not be

5

interpreted to form an employment contract with the Participant’s employer or any Related Corporations.
               (h) The future value of the underlying Shares is unknown and cannot be predicted with certainty.
               (i) In consideration of the grant of this Award, no claim or entitlement to compensation or damages shall arise from termination of the Award or diminution in value of the Award or any of the Shares issuable under the Award from termination of the Participant’s employment by the Company or the Participant’s employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and the Participant irrevocably releases the Participant’s employer, the Company and its Related Corporations, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.
          14. Data Privacy.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about the Participant regarding his or her employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and its Related Corporations, details of all options, awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). The Participant understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the

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Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact his or her local human resources representative.
               15. Electronic Delivery. The Company may deliver any documents related to the Award, the Plan or future awards that may be granted under the Plan by electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Participant hereby acknowledges that Participant has read this provision and consents to the electronic delivery of the documents. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost to Participant by contacting the Company by telephone or in writing. Participant further acknowledges that Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Participant understands that Participant must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

PHARMANET DEVELOPMENT GROUP, INC.
Signature:
	Name:	John Hamill
	Title:	Executive Vice President & CFO

PARTICIPANT
Signature:

Name:

Address:

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APPENDIX A
DEFINITIONS
The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Restricted Stock Unit Issuance Agreement.
          B. Award shall mean the award of restricted stock units made to the Participant pursuant to the terms of the Agreement.
          C. Award Date shall mean the date the restricted stock units are awarded to the Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
          D. Board shall mean the Company’s Board of Directors.
          E. Change in Control shall mean the occurrence of any of the following events:
               (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
               (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
               (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
          F. Code shall mean the Internal Revenue Code of 1986, as amended.
          G. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          H. Common Stock shall mean shares of the Company’s common stock.

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          I. Company shall mean PharmaNet Development Group, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of PharmaNet Development Group, Inc. which shall by appropriate action adopt the Plan.
          J. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
               (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
               (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
               (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
               (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Plan shall mean the Company’s Amended and Restated 1999 Stock Option Plan.
          M. Participant shall mean the person to whom the Award is made pursuant to the Agreement.
          N. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.
          O. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          P. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other

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amounts required to be withheld by the Company in connection with the issuance of the shares of Common Stock under the Award.

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Cashless
PHARMANET DEVELOPMENT GROUP, INC.
STOCK OPTION AGREEMENT
RECITALS
     A. The Board has adopted the Plan for the purpose of retaining the services of selected employees who provide services to the Company (or any Related Corporation).
     B. Optionee is to render valuable services to the Company (or a Related Corporation), and the Committee has approved the grant of an option to Optionee pursuant to this Agreement.
     C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.
          NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.
          2. Option Term. This option shall have a maximum term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 of this Agreement or the provisions of the Plan.
          3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.
          4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments in accordance with the Exercise Schedule set forth in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.
          5. Termination of Employment. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:
               (a) Should Optionee cease to remain in employment with the Company (or any Related Corporation) for any reason (other than death, Permanent

Disability or Misconduct) while this option is outstanding, then Optionee shall have a three (3)-month period measured from the date of such cessation of employment during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.
               (b) Should Optionee die while this option is outstanding, then this option may be exercised by (i) the personal representative of Optionee’s estate or (ii) the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.
               (c) Should Optionee cease to remain in employment by reason of Permanent Disability while this option is outstanding, then Optionee shall have a twelve (12)-month period measured from the date of such cessation of Service during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.
               (d) During the limited period of post-employment exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which this option is, at the time of Optionee’s termination of employment, exercisable pursuant to the Exercise Schedule specified in the Grant Notice or the provisions of the Plan. This option shall not become exercisable for any additional Option Shares, whether pursuant to the normal Exercise Schedule specified in the Grant Notice or the provisions of the Plan, following Optionee’s termination of employment, except to the extent (if any) specifically authorized by the Committee pursuant to an express written agreement with Optionee. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not otherwise been exercised.
               (e) Should Optionee’s employment with the Company (or any Related Corporation) be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.
               (f) For purposes of this Agreement, Optionee’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. Optionee’s date of cessation of employment shall mean the date upon which Optionee ceases active performance of services for the Company (or any Related Corporation) following the provision of such notification of termination or resignation from employment and shall be determined solely by the Company under this Agreement without reference to any other agreement, written or oral, including Optionee’s contract of employment.

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          6. Change in Control. In the event of a change in control, the provisions of Paragraph 14 of the Plan shall apply.
          7. Adjustment in Option Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in such manner as the Committee deems appropriate.
          8. Manner of Exercising Option.
               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:
                    (i) Execute and deliver to the Company a Notice of Exercise for the Option Shares for which the option is exercised or comply with such other procedures as the Company may establish for notifying the Company of the exercise of this option for one or more Option Shares.
                    (ii) Pay the aggregate exercise price for the purchased shares through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (i) to a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in accordance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of all the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Withholding Taxes and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale. The remaining proceeds shall be paid in cash to Optionee as determined by the Committee. The sale of the purchased shares shall be effected in accordance with the procedures established by the Company and the brokerage firm; however, there shall be no guarantee with respect to the date or timing of the actual sale of the shares.
                    (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

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               (b) In no event may this option be exercised for any fractional shares.
          9. Compliance with Laws and Regulations.
               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          10. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns, the legal representatives, heirs and legatees of Optionee’s estate.
          11. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          12. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.
          13. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          14. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment

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sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. In no event shall the Option be exercisable with respect to any of the excess Option Shares unless and until such stockholder approval is obtained.
          15. Data Privacy.
               (a) Optionee hereby explicitly and unambiguously consents to the collection, use, disclosure and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.
               (b) Optionee understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about him or her regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any equity or directorships held in the Company and its Related Corporations, details of all options or any other entitlement to equity awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of implementing, administering and managing the Plan (the “Data”). Optionee understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. Optionee understands that the Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Optionee understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect his or her ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.

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          16. No Entitlement Or Claims For Compensation. In accepting the grant of this option, Optionee acknowledges the following:
               (a) The Plan is established voluntarily by the Company, the grant of options under the Plan is made at the discretion of the Committee and the Plan may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.
               (c) All decisions with respect to future option grants, if any, will be at the sole discretion of the Committee.
               (d) Optionee is voluntarily participating in the Plan.
               (e) This option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or any Related Corporation (including, as applicable, Optionee’s employer) and which is outside the scope of Optionee’s employment contract, if any.
               (f) This option is not to be considered part of Optionee’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (g) In the event that Optionee’s employer is not the Company, the grant of this option will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of this option will not be interpreted to form an employment contract with Optionee’s employer or any Related Corporation.
               (h) The future value of the underlying Option Shares is unknown and cannot be predicted with certainty.
               (i) Optionee shall have no rights, claim or entitlement to compensation or damages as a result of Optionee’s cessation of employment for any reason whatsoever, whether or not in breach of contract or local labor law, insofar as these rights, claim or entitlement arise or may arise from Optionee’s ceasing to have rights under or be entitled to exercise this option as a result of such cessation or loss or diminution in value of the option or any of the Option Shares purchased through exercise of the option as a result of such cessation, and Optionee irrevocably releases his or her employer, the Company and its Related Corporations, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by

6

signing this Agreement, Optionee shall be deemed to have irrevocably waived his or her entitlement to pursue such rights or claim.
          17. Electronic Delivery. The Company may deliver any documents related to the option, the Plan or future options that may be granted under the Plan by electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Optionee hereby acknowledges that Optionee has read this provision and consents to the electronic delivery of the documents. Optionee acknowledges that Optionee may receive from the Company a paper copy of any documents delivered electronically at no cost to Optionee by contacting the Company in writing or by telephone. Optionee further acknowledges that Optionee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Optionee understands that Optionee must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.

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APPENDIX
          The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Stock Option Agreement.
          B. Board shall mean the Company’s Board of Directors.
          C. Code shall mean the Internal Revenue Code of 1986, as amended.
          D. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          E. Common Stock shall mean shares of the Company’s common stock.
          F. Company shall mean Pharmanet Development Group, Inc., a Delaware Company, and any successor corporation to all or substantially all of the assets or voting stock of Pharmanet Development Group, Inc. which shall by appropriate action adopt the Plan.
          G. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.
          H. Exercise Price shall mean the exercise price per Option Share as specified in the Grant Notice.
          I. Exercise Schedule shall mean the schedule set forth in the Grant Notice pursuant to which the option is to become exercisable for the Option Shares in one or more installments over the Optionee’s period of Service.
          J. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
               (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
               (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;

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               (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
               (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.
          M. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.
          N. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Related Corporation), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Related Corporation) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Related Corporation) to discharge or dismiss Optionee or any other person in the service of the Company (or any Related Corporation) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.
          O. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.
          P. Notice of Exercise shall mean the notice of option exercise in the form prescribed by the Company.
          Q. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.
          R. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.
          S. Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or to be of continuous duration of twelve (12) months or more.
          T. Plan shall mean the Company’s Amended and Restated 1999 Stock Plan.

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          U. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          V. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other amounts required to be withheld in connection with the exercise of the option.

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International
PHARMANET DEVELOPMENT GROUP, INC.
RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
     RECITALS
A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected employees who provide services to the Company (or any Related Corporations).
B. *** (the “Participant”) is to render valuable services to the Company (or a Related Corporation) and the Committee has approved the award of restricted stock units to the Participant pursuant to this Agreement.
C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.
     NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Restricted Stock Units. The Company hereby awards to the Participant, as of the Award Date, an award (the “Award”) of restricted stock units under the Plan. Each restricted stock unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded restricted stock units, the applicable vesting schedule for the restricted stock units and the underlying shares, the dates on which those vested shares shall be issued to the Participant and the remaining terms and conditions governing the Award shall be as set forth in this Agreement.
AWARD SUMMARY

Award Date:	August 3, 2007

Number of Shares Subject to Award:	*** shares of Common Stock (the “Shares”)

Vesting Schedule:	The Participant shall vest with respect to the Shares in a series of five (5) equal, successive, annual installments upon the Participant’s completion of each year of employment over the five (5)-year period measured from the Award Date. The Shares may vest on an accelerated basis prior to these vesting dates in accordance with the provisions of Paragraph 4 of this Agreement. In no event shall any Shares vest after the date of the Participant’s termination of employment.

Issuance Dates:	Each Share in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issued on the date (the

“Issuance Date”) on which that Share so vests or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such Issuance Date occurs or (if later) the fifteenth (15th) day of the third calendar month following such Issuance Date. The issuance of the Shares shall be subject to the Company’s collection of any applicable Withholding Taxes in accordance the procedures set forth in Paragraph 6 of this Agreement.
          2. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Participant may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Participant’s death may be transferred pursuant to the provisions of the Participant’s will or the laws of inheritance.
          3. Cessation of Employment. Except as otherwise provided for in Participant’s employment agreement, should the Participant cease employment for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of restricted stock units will be reduced accordingly. The Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units. For purposes of this Agreement, the Participant’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. The Participant’s date of termination shall mean the date upon which he or she ceases active employment following the provision of notification of termination or resignation from employment and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including the Participant’s contract of employment.
          4. Change in Control.
               (a) Any restricted stock units subject to this Award at the time of a Change in Control may be assumed, or replaced with an economically equivalent award, by the successor corporation or a parent or subsidiary of the successor corporation. In the event the restricted stock units are not to be so assumed or replaced, then the Participant shall fully vest in the Award immediately prior to the effective date of the Change in Control. The Shares subject to those vested units will be issued on the Issuance Date triggered by the Change in Control (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Company in consummation of that Change in Control and distributed at the same time as such stockholder payments), subject to the Company’s collection of any applicable Withholding Taxes pursuant to the provisions of Paragraph 6.
               (b) For the purposes of this Paragraph 4, the Award shall be considered “assumed” if, following the Change in Control, the Award confers the right to

2

receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, securities or other property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide that the consideration to be received for each share of Common Stock which vests and become issuable under this Award shall be comprised solely of common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
               (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
               (d) Notwithstanding anything to the contrary contained herein, the vesting of Participant’s restricted stock units under the Award shall be subject to acceleration as provided for in Participant’s employment agreement.
          5. Adjustment in Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), equitable adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award. The adjustments shall be made by the Committee in such manner as the Committee deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
          6. Issuance of Shares of Common Stock.
               (a) On the Issuance Date or as soon thereafter as practicable, the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the number of shares of Common Stock underlying the restricted stock units which vest under the Award on such date, subject, however, to the Company’s collection of any applicable Withholding Taxes.
               (b) Until such time as the Company provides the Participant with notice to the contrary, the Company shall collect any Withholding Taxes required to be withheld with respect to the issuance of the vested Shares hereunder through an

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automatic Share withholding procedure pursuant to which the Company will withhold, at the time of such issuance, a portion of the Shares with a Fair Market Value (measured as of the issuance date) equal to the amount of those taxes (the “Share Withholding Method”); provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required withholding obligations using the minimum statutory withholding rates. The Participant shall be notified in writing in the event such Share Withholding Method is no longer available.
               (c) Should any Shares be issued at a time when the Share Withholding Method is not available, then the Participant shall pay any Withholding Taxes required to be withheld with respect to the issuance of vested Shares hereunder by delivering a check to the Company in the amount of the Withholding Taxes.
               (d) In no event will any fractional shares be issued.
               (e) The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Participant becomes the record holder of those Shares following their actual issuance after the satisfaction of the applicable Withholding Taxes.
          7. Compliance with Laws and Regulations.
               (a) The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          8. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries of the Award designated by the Participant.
          9. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address

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indicated below Participant’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          10. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award. In addition to the foregoing, the terms of this Restricted Stock Issuance Agreement are subject to the Participant’s employment agreement with the Company, dated June 30, 2006, and if any of the terms of this Agreement conflict with the Participant’s employment agreement, the employment agreement shall control.
          11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          12. Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.
          13. Nature of Grant; No Entitlement; No Claim for Compensation. In accepting the grant of this Award for the number of Shares as specified above, the Participant acknowledges the following:
               (a) The Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
               (c) All decisions with respect to future awards, if any, will be at the sole discretion of the Committee.
               (d) The Participant is voluntarily participating in the Plan.

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               (e) This Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its Related Corporations (including, as applicable, the Participant’s employer) and which is outside the scope of the Participant’s employment contract, if any.
               (f) This Award is not part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (g) In the event that the Participant’s employer is not the Company, the grant of the Award will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of the Award will not be interpreted to form an employment contract with the Participant’s employer or any Related Corporations.
               (h) The future value of the underlying Shares is unknown and cannot be predicted with certainty.
               (i) In consideration of the grant of this Award, no claim or entitlement to compensation or damages shall arise from termination of the Award or diminution in value of the Award or any of the Shares issuable under the Award from termination of the Participant’s employment by the Company or the Participant’s employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and the Participant irrevocably releases the Participant’s employer, the Company and its Related Corporations, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.
          14. Data Privacy.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about the Participant regarding his or her employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, the Participant’s name, home address and

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telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and its Related Corporations, details of all options, awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). The Participant understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact his or her local human resources representative.
          15. Electronic Delivery. The Company may deliver any documents related to the Award, the Plan or future awards that may be granted under the Plan by electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Participant hereby acknowledges that Participant has read this provision and consents to the electronic delivery of the documents. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost to Participant by contacting the Company by telephone or in writing. Participant further acknowledges that Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Participant understands that Participant must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

PHARMANET DEVELOPMENT GROUP, INC.
Signature:
Name: John Hamill
Title: Executive Vice President & CFO

PARTICIPANT
Signature:
Name:
Address:

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APPENDIX A
DEFINITIONS
The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Restricted Stock Unit Issuance Agreement.
          B. Award shall mean the award of restricted stock units made to the Participant pursuant to the terms of the Agreement.
          C. Award Date shall mean the date the restricted stock units are awarded to the Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
          D. Board shall mean the Company’s Board of Directors.
          E. Change in Control shall mean the occurrence of any of the following events:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
          (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
          (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
          F. Code shall mean the Internal Revenue Code of 1986, as amended.
          G. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          H. Common Stock shall mean shares of the Company’s common stock.

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          I. Company shall mean PharmaNet Development Group, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of PharmaNet Development Group, Inc. which shall by appropriate action adopt the Plan.
          J. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Plan shall mean the Company’s Amended and Restated 1999 Stock Option Plan.
          M. Participant shall mean the person to whom the Award is made pursuant to the Agreement.
          N. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.
          O. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          P. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other

A-2

amounts required to be withheld by the Company in connection with the issuance of the shares of Common Stock under the Award.

A-3

International Performance
PHARMANET DEVELOPMENT GROUP, INC.
RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
     RECITALS
A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected employees who provide services to the Company (or any Related Corporations).
B. *** (the “Participant”) is to render valuable services to the Company (or a Related Corporation) and the Committee has approved the award of restricted stock units to the Participant pursuant to this Agreement.
C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.
     NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Restricted Stock Units. The Company hereby awards to the Participant, as of the Award Date, an award (the “Award”) of restricted stock units under the Plan. Each restricted stock unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded restricted stock units, the applicable vesting schedule for the restricted stock units and the underlying shares, the dates on which those vested shares shall be issued to the Participant and the remaining terms and conditions governing the Award shall be as set forth in this Agreement.
AWARD SUMMARY

Award Date:	August 3, 2007

Number of Shares Subject to Award:	*** shares of Common Stock (the “Shares”)

Vesting Schedule:	The Participant shall vest with respect to the Shares on the date in 2010 that the Company files its annual report on a Form 10-K with the Securities and Exchange Commission provided (1) the cumulative operating profit (excluding non-recurring items) for the preceding 3 fiscal year period (2007, 2008 and 2009) as reported on such Form 10-K’s is at least $101 million and (2) the Participant remains employed through each such filing date. The Shares may vest on an accelerated basis prior to this vesting date in accordance with the provisions of Paragraph 4 of this Agreement. In no event shall any Shares vest after the date of the Participant’s termination of employment.

Issuance Dates:	Each Share in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issued on the date (the “Issuance Date”) on which that Share so vests or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such Issuance Date occurs or (if later) the fifteenth (15th) day of the third calendar month following such Issuance Date. The issuance of the Shares shall be subject to the Company’s collection of any applicable Withholding Taxes in accordance the procedures set forth in Paragraph 6 of this Agreement.
          2. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Participant may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Participant’s death may be transferred pursuant to the provisions of the Participant’s will or the laws of inheritance.
          3. Cessation of Employment. Except as otherwise provided for in Participant’s employment agreement, should the Participant cease employment for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of restricted stock units will be reduced accordingly. The Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units. For purposes of this Agreement, the Participant’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. The Participant’s date of termination shall mean the date upon which he or she ceases active employment following the provision of notification of termination or resignation from employment and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including the Participant’s contract of employment.
          4. Change in Control.
               (a) Any restricted stock units subject to this Award at the time of a Change in Control may be assumed, or replaced with an economically equivalent award, by the successor corporation or a parent or subsidiary of the successor corporation. In the event the restricted stock units are not to be so assumed or replaced, then the Participant shall fully vest in the Award immediately prior to the effective date of the Change in Control. The Shares subject to those vested units will be issued on the Issuance Date triggered by the Change in Control (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Company in consummation of that Change in Control and distributed at the same time as such stockholder payments), subject to the Company’s collection of any applicable Withholding Taxes pursuant to the provisions of Paragraph 6.

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               (b) For the purposes of this Paragraph 4, the Award shall be considered “assumed” if, following the Change in Control, the Award confers the right to receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, securities or other property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide that the consideration to be received for each share of Common Stock which vests and become issuable under this Award shall be comprised solely of common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
               (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
               (d) Notwithstanding anything to the contrary contained herein, the vesting of Participant’s restricted stock units under the Award shall be subject to acceleration as provided for in Participant’s employment agreement.
          5. Adjustment in Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), equitable adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award. The adjustments shall be made by the Committee in such manner as the Committee deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
          6. Issuance of Shares of Common Stock.
               (a) On the Issuance Date or as soon thereafter as practicable, the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the number of shares of Common Stock underlying the restricted stock units which vest under the Award on such date, subject, however, to the Company’s collection of any applicable Withholding Taxes.

3

               (b) Until such time as the Company provides the Participant with notice to the contrary, the Company shall collect any Withholding Taxes required to be withheld with respect to the issuance of the vested Shares hereunder through an automatic Share withholding procedure pursuant to which the Company will withhold, at the time of such issuance, a portion of the Shares with a Fair Market Value (measured as of the issuance date) equal to the amount of those taxes (the “Share Withholding Method”); provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required withholding obligations using the minimum statutory withholding rates. The Participant shall be notified in writing in the event such Share Withholding Method is no longer available.
               (c) Should any Shares be issued at a time when the Share Withholding Method is not available, then the Participant shall pay any Withholding Taxes required to be withheld with respect to the issuance of vested Shares hereunder by delivering a check to the Company in the amount of the Withholding Taxes.
               (d) In no event will any fractional shares be issued.
               (e) The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Participant becomes the record holder of those Shares following their actual issuance after the satisfaction of the applicable Withholding Taxes.
          7. Compliance with Laws and Regulations.
               (a) The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          8. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries of the Award designated by the Participant.

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          9. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below Participant’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          10. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award. In addition to the foregoing, the terms of this Restricted Stock Issuance Agreement are subject to the Participant’s employment agreement with the Company, dated June 30, 2006, and if any of the terms of this Agreement conflict with the Participant’s employment agreement, the employment agreement shall control.
          11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          12. Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.
          13. Nature of Grant; No Entitlement; No Claim for Compensation. In accepting the grant of this Award for the number of Shares as specified above, the Participant acknowledges the following:
               (a) The Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.

5

               (c) All decisions with respect to future awards, if any, will be at the sole discretion of the Committee.
               (d) The Participant is voluntarily participating in the Plan.
               (e) This Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its Related Corporations (including, as applicable, the Participant’s employer) and which is outside the scope of the Participant’s employment contract, if any.
               (f) This Award is not part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (g) In the event that the Participant’s employer is not the Company, the grant of the Award will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of the Award will not be interpreted to form an employment contract with the Participant’s employer or any Related Corporations.
               (h) The future value of the underlying Shares is unknown and cannot be predicted with certainty.
               (i) In consideration of the grant of this Award, no claim or entitlement to compensation or damages shall arise from termination of the Award or diminution in value of the Award or any of the Shares issuable under the Award from termination of the Participant’s employment by the Company or the Participant’s employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and the Participant irrevocably releases the Participant’s employer, the Company and its Related Corporations, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.
          14. Data Privacy.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

6

               (b) The Participant understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about the Participant regarding his or her employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and its Related Corporations, details of all options, awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). The Participant understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact his or her local human resources representative.
          15. Electronic Delivery. The Company may deliver any documents related to the Award, the Plan or future awards that may be granted under the Plan by electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Participant hereby acknowledges that Participant has read this provision and consents to the electronic delivery of the documents. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost to Participant by contacting the Company by telephone or in writing. Participant further acknowledges that Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Participant understands that Participant must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.

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          16. Confidentiality. The Participant agrees at all times during the vesting period applicable to this Award and thereafter (including following termination of the Participant’s employment) to hold in strictest confidence and not to use, or to disclose to any person, firm or corporation, without the prior written consent of the Board, the performance criteria which are the basis of the vesting of this Award.
IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

PHARMANET DEVELOPMENT GROUP, INC.
Signature:
Name: John Hamill
Title: Executive Vice President & CFO

PARTICIPANT
Signature:
Name:
Address:

8

APPENDIX A
DEFINITIONS
     The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Restricted Stock Unit Issuance Agreement.
          B. Award shall mean the award of restricted stock units made to the Participant pursuant to the terms of the Agreement.
          C. Award Date shall mean the date the restricted stock units are awarded to the Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
          D. Board shall mean the Company’s Board of Directors.
          E. Change in Control shall mean the occurrence of any of the following events:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
          (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
          (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
          F. Code shall mean the Internal Revenue Code of 1986, as amended.
          G. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          H. Common Stock shall mean shares of the Company’s common stock.

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          I. Company shall mean PharmaNet Development Group, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of PharmaNet Development Group, Inc. which shall by appropriate action adopt the Plan.
          J. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Plan shall mean the Company’s Amended and Restated 1999 Stock Option Plan.
          M. Participant shall mean the person to whom the Award is made pursuant to the Agreement.
          N. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.
          O. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          P. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other

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amounts required to be withheld by the Company in connection with the issuance of the shares of Common Stock under the Award.

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International
PHARMANET DEVELOPMENT GROUP, INC.
STOCK OPTION AGREEMENT
RECITALS
     A. The Board has adopted the Plan for the purpose of retaining the services of selected employees who provide services to the Company (or any Related Corporation).
     B. Optionee is to render valuable services to the Company (or a Related Corporation), and the Committee has approved the grant of an option to Optionee pursuant to this Agreement.
     C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.
          NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.
          2. Option Term. This option shall have a maximum term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 of this Agreement or the provisions of the Plan.
          3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.
          4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments in accordance with the Exercise Schedule set forth in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.
          5. Termination of Employment. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:
               (a) Should Optionee cease to remain in employment with the Company (or any Related Corporation) for any reason (other than death, Permanent

Disability or Misconduct) while this option is outstanding, then Optionee shall have a three (3)-month period measured from the date of such cessation of employment during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.
               (b) Should Optionee die while this option is outstanding, then this option may be exercised by (i) the personal representative of Optionee’s estate or (ii) the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.
               (c) Should Optionee cease to remain in employment by reason of Permanent Disability while this option is outstanding, then Optionee shall have a twelve (12)-month period measured from the date of such cessation of Service during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.
               (d) During the limited period of post-employment exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which this option is, at the time of Optionee’s termination of employment, exercisable pursuant to the Exercise Schedule specified in the Grant Notice or the provisions of the Plan. This option shall not become exercisable for any additional Option Shares, whether pursuant to the normal Exercise Schedule specified in the Grant Notice or the provisions of the Plan, following Optionee’s termination of employment, except to the extent (if any) specifically authorized by the Committee pursuant to an express written agreement with Optionee. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not otherwise been exercised.
               (e) Should Optionee’s employment with the Company (or any Related Corporation) be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.
               (f) For purposes of this Agreement, Optionee’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. Optionee’s date of cessation of employment shall mean the date upon which Optionee ceases active performance of services for the Company (or any Related Corporation) following the provision of such notification of termination or resignation from employment and shall be determined solely by the Company under this Agreement without reference to any other agreement, written or oral, including Optionee’s contract of employment.

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          6. Change in Control. In the event of a change in control, the provisions of Paragraph 14 of the Plan shall apply.
          7. Adjustment in Option Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in such manner as the Committee deems appropriate.
          8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.
          9. Manner of Exercising Option.
               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:
               (i) Execute and deliver to the Company a Notice of Exercise for the Option Shares for which the option is exercised or comply with such other procedures as the Company may establish for notifying the Company of the exercise of this option for one or more Option Shares.
               (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:
               (A) cash or check made payable to the Company; or
               (B) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (i) to a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in accordance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Withholding Taxes and (ii) to the Company to deliver the certificates for

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the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.
     Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise (or other notification procedure) delivered to the Company in connection with the option exercise.
               (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.
               (iv) Make appropriate arrangements with the Company (or Related Corporation employing Optionee) for the satisfaction of all Withholding Taxes applicable to the option exercise.
               (b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.
               (c) In no event may this option be exercised for any fractional shares.
          10. Compliance with Laws and Regulations.
               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          11. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns, the legal representatives, heirs and legatees of Optionee’s estate.

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          12. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          13. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.
          14. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          15. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. In no event shall the Option be exercisable with respect to any of the excess Option Shares unless and until such stockholder approval is obtained.
          16 Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:
               (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an employee by reason of Permanent Disability.
               (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any parent or Related Corporation) first become exercisable during the same calendar year, exceed

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One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.
               (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year, on the basis of the chronological order in which such options were granted, except to the extent otherwise provided under applicable law or regulation.
          17. Data Privacy.
               (a) Optionee hereby explicitly and unambiguously consents to the collection, use, disclosure and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.
               (b) Optionee understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about him or her regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any equity or directorships held in the Company and its Related Corporations, details of all options or any other entitlement to equity awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of implementing, administering and managing the Plan (the “Data”). Optionee understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. Optionee understands that the Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Optionee understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in

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writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect his or her ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.
          18. No Entitlement Or Claims For Compensation. In accepting the grant of this option, Optionee acknowledges the following:
               (a) The Plan is established voluntarily by the Company, the grant of options under the Plan is made at the discretion of the Committee and the Plan may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.
               (c) All decisions with respect to future option grants, if any, will be at the sole discretion of the Committee.
               (d) Optionee is voluntarily participating in the Plan.
               (e) This option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or any Related Corporation (including, as applicable, Optionee’s employer) and which is outside the scope of Optionee’s employment contract, if any.
               (f) This option is not to be considered part of Optionee’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (g) In the event that Optionee’s employer is not the Company, the grant of this option will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of this option will not be interpreted to form an employment contract with Optionee’s employer or any Related Corporation.
               (h) The future value of the underlying Option Shares is unknown and cannot be predicted with certainty.
               (i) Optionee shall have no rights, claim or entitlement to compensation or damages as a result of Optionee’s cessation of employment for any reason whatsoever, whether or not in breach of contract or local labor law, insofar as these rights, claim or entitlement arise or may arise from Optionee’s ceasing to have

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rights under or be entitled to exercise this option as a result of such cessation or loss or diminution in value of the option or any of the Option Shares purchased through exercise of the option as a result of such cessation, and Optionee irrevocably releases his or her employer, the Company and its Related Corporations, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed to have irrevocably waived his or her entitlement to pursue such rights or claim.
          22. Electronic Delivery. The Company may deliver any documents related to the option, the Plan or future options that may be granted under the Plan by electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Optionee hereby acknowledges that Optionee has read this provision and consents to the electronic delivery of the documents. Optionee acknowledges that Optionee may receive from the Company a paper copy of any documents delivered electronically at no cost to Optionee by contacting the Company in writing or by telephone. Optionee further acknowledges that Optionee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Optionee understands that Optionee must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.

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APPENDIX
          The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Stock Option Agreement.
          B. Board shall mean the Company’s Board of Directors.
          C. Code shall mean the Internal Revenue Code of 1986, as amended.
          D. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          E. Common Stock shall mean shares of the Company’s common stock.
          F. Company shall mean Pharmanet Development Group, Inc., a Delaware Company, and any successor corporation to all or substantially all of the assets or voting stock of Pharmanet Development Group, Inc. which shall by appropriate action adopt the Plan.
          G. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.
          H. Exercise Price shall mean the exercise price per Option Share as specified in the Grant Notice.
          I. Exercise Schedule shall mean the schedule set forth in the Grant Notice pursuant to which the option is to become exercisable for the Option Shares in one or more installments over the Optionee’s period of Service.
          J. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;

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          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.
          M. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.
          N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.
          O. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Related Corporation), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Related Corporation) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Related Corporation) to discharge or dismiss Optionee or any other person in the service of the Company (or any Related Corporation) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.
          P. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.
          Q. Notice of Exercise shall mean the notice of option exercise in the form prescribed by the Company.
          R. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.
          S. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.
          T. Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or to be of continuous duration of twelve (12) months or more.

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          U. Plan shall mean the Company’s Amended and Restated 1999 Stock Plan.
          V. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          W. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other amounts required to be withheld in connection with the exercise of the option.

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India
PHARMANET DEVELOPMENT GROUP, INC.
STOCK OPTION AGREEMENT
RECITALS
     A. The Board has adopted the Plan for the purpose of retaining the services of selected employees who provide services to the Company (or any Related Corporation).
     B. Optionee is to render valuable services to the Company (or a Related Corporation), and the Committee has approved the grant of an option to Optionee pursuant to this Agreement.
     C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.
          NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.
          2. Option Term. This option shall have a maximum term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 of this Agreement or the provisions of the Plan.
          3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.
          4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments in accordance with the Exercise Schedule set forth in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.
          5. Termination of Employment. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:
               (a) Should Optionee cease to remain in employment with the Company (or any Related Corporation) for any reason (other than death, Permanent

Disability or Misconduct) while this option is outstanding, then Optionee shall have a three (3)-month period measured from the date of such cessation of employment during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.
               (b) Should Optionee die while this option is outstanding, then this option may be exercised by (i) the personal representative of Optionee’s estate or (ii) the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.
               (c) Should Optionee cease to remain in employment by reason of Permanent Disability while this option is outstanding, then Optionee shall have a twelve (12)-month period measured from the date of such cessation of Service during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.
               (d) During the limited period of post-employment exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which this option is, at the time of Optionee’s termination of employment, exercisable pursuant to the Exercise Schedule specified in the Grant Notice or the provisions of the Plan. This option shall not become exercisable for any additional Option Shares, whether pursuant to the normal Exercise Schedule specified in the Grant Notice or the provisions of the Plan, following Optionee’s termination of employment, except to the extent (if any) specifically authorized by the Committee pursuant to an express written agreement with Optionee. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not otherwise been exercised.
               (e) Should Optionee’s employment with the Company (or any Related Corporation) be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.
               (f) For purposes of this Agreement, Optionee’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. Optionee’s date of cessation of employment shall mean the date upon which Optionee ceases active performance of services for the Company (or any Related Corporation) following the provision of such notification of termination or resignation from employment and shall be determined solely by the Company under this Agreement without reference to any other agreement, written or oral, including Optionee’s contract of employment.

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          6. Change in Control. In the event of a change in control, the provisions of Paragraph 14 of the Plan shall apply.
          7. Adjustment in Option Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in such manner as the Committee deems appropriate.
          8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.
          9. Manner of Exercising Option.
               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:
               (i) Execute and deliver to the Company a Notice of Exercise for the Option Shares for which the option is exercised or comply with such other procedures as the Company may establish for notifying the Company of the exercise of this option for one or more Option Shares.
               (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:
               (A) cash or check made payable to the Company; or
               (B) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (i) to a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in accordance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Withholding Taxes and (ii) to the Company to deliver the certificates for

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the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.
     Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise (or other notification procedure) delivered to the Company in connection with the option exercise.
               (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.
               (iv) Make appropriate arrangements with the Company (or Related Corporation employing Optionee) for the satisfaction of all applicable Withholding Taxes applicable to the option exercise and any Employer Taxes payable by Optionee in accordance with Paragraph 10.
        (b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.
          (c) In no event may this option be exercised for any fractional shares.
          10. Employer Taxes. In the event that any taxes (the “Employer Taxes”) imposed by the Government of India (including any fringe benefits tax) are required to be paid by the Company (or any Related Corporation) as a result of or with respect to the grant, vesting or exercise of this option, the Company (or any Related Corporation) shall be entitled, in its discretion, to require Optionee (or any other person or persons exercising the option) to pay such Employer Taxes and to withhold the amount of such Employer Taxes in cash or shares of Common Stock, from the amounts otherwise payable to Optionee (or such other person or persons exercising the option) with respect to the exercise of this option or otherwise to recover the amount of such taxes from Optionee (or such other person or persons exercising the option) as a condition to the effectiveness of such option exercise. In the event the Company (or any Related Corporation) shall be unable to recover, by withholding or reimbursement, the amount of such Employer Taxes from Optionee (or such other person or persons exercising the option), for any reason whatsoever, the Company (or any Related Corporation) may withhold appropriate amounts from any payment (including salary) paid or payable by the Company (or any Related Corporation) to Optionee.
          11. Compliance with Laws and Regulations.
               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and

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Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          12. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns, the legal representatives, heirs and legatees of Optionee’s estate.
          13. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.
          15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          16. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. In no event shall the Option be exercisable with respect to any of the excess Option Shares unless and until such stockholder approval is obtained.

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          17. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:
               (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an employee by reason of Permanent Disability.
               (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any parent or Related Corporation) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.
               (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year, on the basis of the chronological order in which such options were granted, except to the extent otherwise provided under applicable law or regulation.
          18. Data Privacy.
               (a) Optionee hereby explicitly and unambiguously consents to the collection, use, disclosure and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.
               (b) Optionee understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about him or her regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary,

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nationality, job title, any equity or directorships held in the Company and its Related Corporations, details of all options or any other entitlement to equity awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of implementing, administering and managing the Plan (the “Data”). Optionee understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. Optionee understands that the Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Optionee understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect his or her ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.
          19. No Entitlement Or Claims For Compensation. In accepting the grant of this option, Optionee acknowledges the following:
               (a) The Plan is established voluntarily by the Company, the grant of options under the Plan is made at the discretion of the Committee and the Plan may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.
               (c) All decisions with respect to future option grants, if any, will be at the sole discretion of the Committee.
               (d) Optionee is voluntarily participating in the Plan.
               (e) This option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or any Related Corporation (including, as applicable, Optionee’s employer) and which is outside the scope of Optionee’s employment contract, if any.

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               (f) This option is not to be considered part of Optionee’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (g) In the event that Optionee’s employer is not the Company, the grant of this option will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of this option will not be interpreted to form an employment contract with Optionee’s employer or any Related Corporation.
               (h) The future value of the underlying Option Shares is unknown and cannot be predicted with certainty.
               (i) Optionee shall have no rights, claim or entitlement to compensation or damages as a result of Optionee’s cessation of employment for any reason whatsoever, whether or not in breach of contract or local labor law, insofar as these rights, claim or entitlement arise or may arise from Optionee’s ceasing to have rights under or be entitled to exercise this option as a result of such cessation or loss or diminution in value of the option or any of the Option Shares purchased through exercise of the option as a result of such cessation, and Optionee irrevocably releases his or her employer, the Company and its Related Corporations, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed to have irrevocably waived his or her entitlement to pursue such rights or claim.
          20. Electronic Delivery. The Company may deliver any documents related to the option, the Plan or future options that may be granted under the Plan by electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Optionee hereby acknowledges that Optionee has read this provision and consents to the electronic delivery of the documents. Optionee acknowledges that Optionee may receive from the Company a paper copy of any documents delivered electronically at no cost to Optionee by contacting the Company in writing or by telephone. Optionee further acknowledges that Optionee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Optionee understands that Optionee must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.

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APPENDIX
          The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Stock Option Agreement.
          B. Board shall mean the Company’s Board of Directors.
          C. Code shall mean the Internal Revenue Code of 1986, as amended.
          D. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          E. Common Stock shall mean shares of the Company’s common stock.
          F. Company shall mean Pharmanet Development Group, Inc., a Delaware Company, and any successor corporation to all or substantially all of the assets or voting stock of Pharmanet Development Group, Inc. which shall by appropriate action adopt the Plan.
          G. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.
          H. Exercise Price shall mean the exercise price per Option Share as specified in the Grant Notice.
          I. Exercise Schedule shall mean the schedule set forth in the Grant Notice pursuant to which the option is to become exercisable for the Option Shares in one or more installments over the Optionee’s period of Service.
          J. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;

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          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.
          M. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.
          N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.
          O. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Related Corporation), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Related Corporation) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Related Corporation) to discharge or dismiss Optionee or any other person in the service of the Company (or any Related Corporation) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.
          P. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.
          Q. Notice of Exercise shall mean the notice of option exercise in the form prescribed by the Company.
          R. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.
          S. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.
          T. Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or to be of continuous duration of twelve (12) months or more.

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          U. Plan shall mean the Company’s Amended and Restated 1999 Stock Plan.
          V. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          W. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other amounts required to be withheld in connection with the exercise of the option.

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India Performance
PHARMANET DEVELOPMENT GROUP, INC.
RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
     RECITALS
A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected employees who provide services to the Company (or any Related Corporations).
B. *** (the “Participant”) is to render valuable services to the Company (or a Related Corporation) and the Committee has approved the award of restricted stock units to the Participant pursuant to this Agreement.
C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.
     NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Restricted Stock Units. The Company hereby awards to the Participant, as of the Award Date, an award (the “Award”) of restricted stock units under the Plan. Each restricted stock unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded restricted stock units, the applicable vesting schedule for the restricted stock units and the underlying shares, the dates on which those vested shares shall be issued to the Participant and the remaining terms and conditions governing the Award shall be as set forth in this Agreement.
AWARD SUMMARY

Award Date:	August 3, 2007

Number of Shares Subject to Award:	*** shares of Common Stock (the “Shares”)

Vesting Schedule:	The Participant shall vest with respect to the Shares on the date in 2010 that the Company files its annual report on a Form 10-K with the Securities and Exchange Commission provided (1) the cumulative operating profit (excluding non-recurring items) for the preceding 3 fiscal year period (2007, 2008 and 2009) as reported on such Form 10-K’s is at least $101 million and (2) the Participant remains employed through each such filing date. The Shares may vest on an accelerated basis prior to this vesting date in accordance with the provisions of Paragraph 4 of this Agreement. In no event shall any Shares vest after the date of the Participant’s termination of employment.

Issuance Dates:	Each Share in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issued on the date (the “Issuance Date”) on which that Share so vests or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such Issuance Date occurs or (if later) the fifteenth (15th) day of the third calendar month following such Issuance Date. The issuance of the Shares shall be subject to the Company’s collection of any applicable Withholding Taxes and Employer Taxes in accordance the procedures set forth in Paragraph 6 of this Agreement.
          2. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Participant may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Participant’s death may be transferred pursuant to the provisions of the Participant’s will or the laws of inheritance.
          3. Cessation of Employment. Except as otherwise provided for in Participant’s employment agreement, should the Participant cease employment for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of restricted stock units will be reduced accordingly. The Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units. For purposes of this Agreement, the Participant’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. The Participant’s date of termination shall mean the date upon which he or she ceases active employment following the provision of notification of termination or resignation from employment and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including the Participant’s contract of employment.
          4. Change in Control.
               (a) Any restricted stock units subject to this Award at the time of a Change in Control may be assumed, or replaced with an economically equivalent award, by the successor corporation or a parent or subsidiary of the successor corporation. In the event the restricted stock units are not to be so assumed or replaced, then the Participant shall fully vest in the Award immediately prior to the effective date of the Change in Control. The Shares subject to those vested units will be issued on the Issuance Date triggered by the Change in Control (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Company in consummation of that Change in Control and distributed at the same time as such stockholder payments), subject to the Company’s collection of any applicable Withholding Taxes pursuant to the provisions of Paragraph 6.

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               (b) For the purposes of this Paragraph 4, the Award shall be considered “assumed” if, following the Change in Control, the Award confers the right to receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, securities or other property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide that the consideration to be received for each share of Common Stock which vests and become issuable under this Award shall be comprised solely of common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
               (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
               (d) Notwithstanding anything to the contrary contained herein, the vesting of Participant’s restricted stock units under the Award shall be subject to acceleration as provided for in Participant’s employment agreement.
          5. Adjustment in Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), equitable adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award. The adjustments shall be made by the Committee in such manner as the Committee deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
          6. Issuance of Shares of Common Stock.
               (a) On the Issuance Date or as soon thereafter as practicable, the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the number of shares of Common Stock underlying the restricted stock units which vest under the Award on such date, subject, however, to the Company’s collection of any applicable Withholding Taxes and Employer Taxes.

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               (b) Until such time as the Company provides the Participant with notice to the contrary, the Company shall collect any Withholding Taxes required to be withheld with respect to the issuance of the vested Shares hereunder through an automatic Share withholding procedure pursuant to which the Company will withhold, at the time of such issuance, a portion of the Shares with a Fair Market Value (measured as of the issuance date) equal to the amount of those taxes (the “Share Withholding Method”); provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required withholding obligations using the minimum statutory withholding rates. The Participant shall be notified in writing in the event such Share Withholding Method is no longer available.
               (c) In the event that any taxes (the “Employer Taxes”) imposed by the Government of India (including any fringe benefits tax) are required to be paid by the Company (or any Related Corporation) as a result of or with respect to the grant or vesting of this Award or the issuance of Shares hereunder the Company (or such Related Corporation) shall be entitled, in its discretion, to require the Participant to pay such Employer Taxes and, subject to compliance with local law including local foreign exchange law, to withhold the amount of such Employer Taxes in cash or Shares, from the amounts otherwise payable to the Participant with respect to the Award or otherwise to recover the amount of such taxes from the Participant as a condition to the issuance of the Shares. In the event the Company (or its Related Corporation) shall be unable to recover, by withholding or reimbursement, the amount of such Employer Taxes from the Participant, for any reason whatsoever, the Company (or its Related Corporation) may withhold appropriate amounts from any payment (including salary) paid or payable the Company (or its Related Corporation) to the Participant.
               (d) In no event will any fractional shares be issued.
               (e) The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Participant becomes the record holder of those Shares following their actual issuance after the satisfaction of the applicable Withholding Taxes and Employer Taxes.
          7. Compliance with Laws and Regulations.
               (a) The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not

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have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          8. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries of the Award designated by the Participant.
          9. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below Participant’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          10. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award. In addition to the foregoing, the terms of this Restricted Stock Issuance Agreement are subject to the Participant’s employment agreement with the Company, dated June 30, 2006, and if any of the terms of this Agreement conflict with the Participant’s employment agreement, the employment agreement shall control.
          11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          12. Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.
          13. Nature of Grant; No Entitlement; No Claim for Compensation. In accepting the grant of this Award for the number of Shares as specified above, the Participant acknowledges the following:

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               (a) The Plan is established voluntarily by the Company; it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
               (c) All decisions with respect to future awards, if any, will be at the sole discretion of the Committee.
               (d) The Participant is voluntarily participating in the Plan.
               (e) This Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its Related Corporations (including, as applicable, the Participant’s employer) and which is outside the scope of the Participant’s employment contract, if any.
               (f) This Award is not part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (g) In the event that the Participant’s employer is not the Company, the grant of the Award will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of the Award will not be interpreted to form an employment contract with the Participant’s employer or any Related Corporations.
               (h) The future value of the underlying Shares is unknown and cannot be predicted with certainty.
               (i) In consideration of the grant of this Award, no claim or entitlement to compensation or damages shall arise from termination of the Award or diminution in value of the Award or any of the Shares issuable under the Award from termination of the Participant’s employment by the Company or the Participant’s employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and the Participant irrevocably releases the Participant’s employer, the Company and its Related Corporations, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.

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          14. Data Privacy.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about the Participant regarding his or her employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and its Related Corporations, details of all options, awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). The Participant understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact his or her local human resources representative.
          15. Electronic Delivery. The Company may deliver any documents related to the Award, the Plan or future awards that may be granted under the Plan by electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such

7

other means of electronic delivery specified by the Company. Participant hereby acknowledges that Participant has read this provision and consents to the electronic delivery of the documents. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost to Participant by contacting the Company by telephone or in writing. Participant further acknowledges that Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Participant understands that Participant must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.
          16. Confidentiality. The Participant agrees at all times during the vesting period applicable to this Award and thereafter (including following termination of the Participant’s employment) to hold in strictest confidence and not to use, or to disclose to any person, firm or corporation, without the prior written consent of the Board, the performance criteria which are the basis of the vesting of this Award.
IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

PHARMANET DEVELOPMENT GROUP, INC.
Signature:
Name: John Hamill
Title: Executive Vice President & CFO

PARTICIPANT
Signature:
Name:
Address:

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APPENDIX A
DEFINITIONS
The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Restricted Stock Unit Issuance Agreement.
          B. Award shall mean the award of restricted stock units made to the Participant pursuant to the terms of the Agreement.
          C. Award Date shall mean the date the restricted stock units are awarded to the Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
          D. Board shall mean the Company’s Board of Directors.
          E. Change in Control shall mean the occurrence of any of the following events:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
          (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
          (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
          F. Code shall mean the Internal Revenue Code of 1986, as amended.
          G. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          H. Common Stock shall mean shares of the Company’s common stock.

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          I. Company shall mean PharmaNet Development Group, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of PharmaNet Development Group, Inc. which shall by appropriate action adopt the Plan.
          J. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Plan shall mean the Company’s Amended and Restated 1999 Stock Option Plan.
          M. Participant shall mean the person to whom the Award is made pursuant to the Agreement.
          N. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.
          O. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          P. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other

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amounts required to be withheld by the Company in connection with the issuance of the shares of Common Stock under the Award.

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India
PHARMANET DEVELOPMENT GROUP, INC.
RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
     RECITALS
A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected employees who provide services to the Company (or any Related Corporations).
B. *** (the “Participant”) is to render valuable services to the Company (or a Related Corporation) and the Committee has approved the award of restricted stock units to the Participant pursuant to this Agreement.
C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.
     NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Restricted Stock Units. The Company hereby awards to the Participant, as of the Award Date, an award (the “Award”) of restricted stock units under the Plan. Each restricted stock unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded restricted stock units, the applicable vesting schedule for the restricted stock units and the underlying shares, the dates on which those vested shares shall be issued to the Participant and the remaining terms and conditions governing the Award shall be as set forth in this Agreement.
AWARD SUMMARY

Award Date:	August 3, 2007

Number of Shares Subject to Award:	*** shares of Common Stock (the “Shares”)

Vesting Schedule:	The Participant shall vest with respect to the Shares in a series of five (5) equal, successive, annual installments upon the Participant’s completion of each year of employment over the five (5)-year period measured from the Award Date. The Shares may vest on an accelerated basis prior to these vesting dates in accordance with the provisions of Paragraph 4 of this Agreement. In no event shall any Shares vest after the date of the Participant’s termination of employment.

Issuance Dates:	Each Share in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issued on the date (the

“Issuance Date”) on which that Share so vests or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such Issuance Date occurs or (if later) the fifteenth (15th) day of the third calendar month following such Issuance Date. The issuance of the Shares shall be subject to the Company’s collection of any applicable Withholding Taxes and Employer Taxes in accordance the procedures set forth in Paragraph 6 of this Agreement.
          2. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Participant may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Participant’s death may be transferred pursuant to the provisions of the Participant’s will or the laws of inheritance.
          3. Cessation of Employment. Except as otherwise provided for in Participant’s employment agreement, should the Participant cease employment for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of restricted stock units will be reduced accordingly. The Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units. For purposes of this Agreement, the Participant’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. The Participant’s date of termination shall mean the date upon which he or she ceases active employment following the provision of notification of termination or resignation from employment and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including the Participant’s contract of employment.
          4. Change in Control.
          (a) Any restricted stock units subject to this Award at the time of a Change in Control may be assumed, or replaced with an economically equivalent award, by the successor corporation or a parent or subsidiary of the successor corporation. In the event the restricted stock units are not to be so assumed or replaced, then the Participant shall fully vest in the Award immediately prior to the effective date of the Change in Control. The Shares subject to those vested units will be issued on the Issuance Date triggered by the Change in Control (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Company in consummation of that Change in Control and distributed at the same time as such stockholder payments), subject to the Company’s collection of any applicable Withholding Taxes pursuant to the provisions of Paragraph 6.
          (b) For the purposes of this Paragraph 4, the Award shall be considered “assumed” if, following the Change in Control, the Award confers the right to

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receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, securities or other property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide that the consideration to be received for each share of Common Stock which vests and become issuable under this Award shall be comprised solely of common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
          (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
          (d) Notwithstanding anything to the contrary contained herein, the vesting of Participant’s restricted stock units under the Award shall be subject to acceleration as provided for in Participant’s employment agreement.
          5. Adjustment in Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), equitable adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award. The adjustments shall be made by the Committee in such manner as the Committee deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
     6. Issuance of Shares of Common Stock.
               (a) On the Issuance Date or as soon thereafter as practicable, the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the number of shares of Common Stock underlying the restricted stock units which vest under the Award on such date, subject, however, to the Company’s collection of any applicable Withholding Taxes and Employer Taxes.
               (b) Until such time as the Company provides the Participant with notice to the contrary, the Company shall collect any Withholding Taxes required to be withheld with respect to the issuance of the vested Shares hereunder through an

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automatic Share withholding procedure pursuant to which the Company will withhold, at the time of such issuance, a portion of the Shares with a Fair Market Value (measured as of the issuance date) equal to the amount of those taxes (the “Share Withholding Method”); provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required withholding obligations using the minimum statutory withholding rates. The Participant shall be notified in writing in the event such Share Withholding Method is no longer available.
               (c) In the event that any taxes (the “Employer Taxes”) imposed by the Government of India (including any fringe benefits tax) are required to be paid by the Company (or any Related Corporation) as a result of or with respect to the grant or vesting of this Award or the issuance of Shares hereunder the Company (or such Related Corporation) shall be entitled, in its discretion, to require the Participant to pay such Employer Taxes and, subject to compliance with local law including local foreign exchange law, to withhold the amount of such Employer Taxes in cash or Shares, from the amounts otherwise payable to the Participant with respect to the Award or otherwise to recover the amount of such taxes from the Participant as a condition to the issuance of the Shares. In the event the Company (or its Related Corporation) shall be unable to recover, by withholding or reimbursement, the amount of such Employer Taxes from the Participant, for any reason whatsoever, the Company (or its Related Corporation) may withhold appropriate amounts from any payment (including salary) paid or payable the Company (or its Related Corporation) to the Participant.
               (d) In no event will any fractional shares be issued.
               (e) The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Participant becomes the record holder of those Shares following their actual issuance after the satisfaction of the applicable Withholding Taxes and Employer Taxes.
          7. Compliance with Laws and Regulations.
               (a) The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

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          8. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries of the Award designated by the Participant.
          9. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below Participant’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          10. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award. In addition to the foregoing, the terms of this Restricted Stock Issuance Agreement are subject to the Participant’s employment agreement with the Company, dated June 30, 2006, and if any of the terms of this Agreement conflict with the Participant’s employment agreement, the employment agreement shall control.
          11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          12. Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.

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          13. Nature of Grant; No Entitlement; No Claim for Compensation. In accepting the grant of this Award for the number of Shares as specified above, the Participant acknowledges the following:
          (a) The Plan is established voluntarily by the Company; it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time.
          (b) The grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
          (c) All decisions with respect to future awards, if any, will be at the sole discretion of the Committee.
          (d) The Participant is voluntarily participating in the Plan.
          (e) This Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its Related Corporations (including, as applicable, the Participant’s employer) and which is outside the scope of the Participant’s employment contract, if any.
          (f) This Award is not part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
          (g) In the event that the Participant’s employer is not the Company, the grant of the Award will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of the Award will not be interpreted to form an employment contract with the Participant’s employer or any Related Corporations.
          (h) The future value of the underlying Shares is unknown and cannot be predicted with certainty.
          (i) In consideration of the grant of this Award, no claim or entitlement to compensation or damages shall arise from termination of the Award or diminution in value of the Award or any of the Shares issuable under the Award from termination of the Participant’s employment by the Company or the Participant’s employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and the Participant irrevocably releases the Participant’s employer, the Company and its Related Corporations, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the

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Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.
          1.4 Data Privacy.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about the Participant regarding his or her employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and its Related Corporations, details of all options, awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). The Participant understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact his or her local human resources representative.
          15. Electronic Delivery. The Company may deliver any documents related to the Award, the Plan or future awards that may be granted under the Plan by

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electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Participant hereby acknowledges that Participant has read this provision and consents to the electronic delivery of the documents. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost to Participant by contacting the Company by telephone or in writing. Participant further acknowledges that Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Participant understands that Participant must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.
IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

PHARMANET DEVELOPMENT GROUP, INC.
Signature:
Name: John Hamill
Title: Executive Vice President & CFO

PARTICIPANT
Signature:
Name:
Address:

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APPENDIX A
DEFINITIONS
The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Restricted Stock Unit Issuance Agreement.
          B. Award shall mean the award of restricted stock units made to the Participant pursuant to the terms of the Agreement.
          C. Award Date shall mean the date the restricted stock units are awarded to the Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
          D. Board shall mean the Company’s Board of Directors.
          E. Change in Control shall mean the occurrence of any of the following events:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
          (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
          (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
          F. Code shall mean the Internal Revenue Code of 1986, as amended.
          G. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          H. Common Stock shall mean shares of the Company’s common stock.

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          I. Company shall mean PharmaNet Development Group, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of PharmaNet Development Group, Inc. which shall by appropriate action adopt the Plan.
          J. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Plan shall mean the Company’s Amended and Restated 1999 Stock Option Plan.
          M. Participant shall mean the person to whom the Award is made pursuant to the Agreement.
          N. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.
          O. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          P. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other

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amounts required to be withheld by the Company in connection with the issuance of the shares of Common Stock under the Award.

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United kingdom
PHARMANET DEVELOPMENT GROUP, INC.
STOCK OPTION AGREEMENT
RECITALS
     A. The Board has adopted the Plan for the purpose of retaining the services of selected employees who provide services to the Company (or any Related Corporation).
     B. Optionee is to render valuable services to the Company (or a Related Corporation), and the Committee has approved the grant of an option to Optionee pursuant to this Agreement.
     C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.
     NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.
          2. Option Term. This option shall have a maximum term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 of this Agreement or the provisions of the Plan.
          3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.
          4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments in accordance with the Exercise Schedule set forth in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.
          5. Termination of Employment. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:
               (a) Should Optionee cease to remain in employment with the Company (or any Related Corporation) for any reason (other than death, Permanent

Disability or Misconduct) while this option is outstanding, then Optionee shall have a three (3)-month period measured from the date of such cessation of employment during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.
               (b) Should Optionee die while this option is outstanding, then this option may be exercised by (i) the personal representative of Optionee’s estate or (ii) the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (ii) the Expiration Date.
               (c) Should Optionee cease to remain in employment by reason of Permanent Disability while this option is outstanding, then Optionee shall have a twelve (12)-month period measured from the date of such cessation of Service during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.
               (d) During the limited period of post-employment exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which this option is, at the time of Optionee’s termination of employment, exercisable pursuant to the Exercise Schedule specified in the Grant Notice or the provisions of the Plan. This option shall not become exercisable for any additional Option Shares, whether pursuant to the normal Exercise Schedule specified in the Grant Notice or the provisions of the Plan, following Optionee’s termination of employment, except to the extent (if any) specifically authorized by the Committee pursuant to an express written agreement with Optionee. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any exercisable Option Shares for which the option has not otherwise been exercised.
               (e) Should Optionee’s employment with the Company (or any Related Corporation) be terminated for Misconduct or should Optionee otherwise engage in any Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.
               (f) For purposes of this Agreement, Optionee’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. Optionee’s date of cessation of employment shall mean the date upon which Optionee ceases active performance of services for the Company (or any Related Corporation) following the provision of such notification of termination or resignation from employment and shall be determined solely by the Company under this Agreement without reference to any other agreement, written or oral, including Optionee’s contract of employment.

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          6. Change in Control. In the event of a change in control, the provisions of Paragraph 14 of the Plan shall apply.
          7. Adjustment in Option Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in such manner as the Committee deems appropriate.
          8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.
          9. Manner of Exercising Option.
               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:
               (i) Execute and deliver to the Company a Notice of Exercise for the Option Shares for which the option is exercised or comply with such other procedures as the Company may establish for notifying the Company of the exercise of this option for one or more Option Shares.
               (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:
          (A) cash or check made payable to the Company; or
          (B) through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (i) to a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in accordance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Withholding Taxes and (ii) to the Company to deliver the

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certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.
     Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise (or other notification procedure) delivered to the Company in connection with the option exercise.
               (iii) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.
               (iv) Make appropriate arrangements with the Company (or Related Corporation employing Optionee) for the satisfaction of all Withholding Taxes applicable to the option exercise.
               (v) Make arrangements satisfactory to the Company (or Related Corporation employing Optionee) for Optionee’s payment of the Employer NIC liability as agreed in the Grant Notice.
               (b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.
               (c) In no event may this option be exercised for any fractional shares.
          10. Compliance with Laws and Regulations.
               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          11. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of,

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and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns, the legal representatives, heirs and legatees of Optionee’s estate.
          12. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          13. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.
          14. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          15. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan. In no event shall the Option be exercisable with respect to any of the excess Option Shares unless and until such stockholder approval is obtained.
          16. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:
               (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an employee for any reason other than death or Permanent Disability or (B) more than twelve (12) months after the date Optionee ceases to be an employee by reason of Permanent Disability.
               (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for

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which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any parent or Related Corporation) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.
               (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then for purposes of the foregoing limitations on the exercisability of such options as Incentive Options, this option and each of those other options shall be deemed to become first exercisable in that calendar year, on the basis of the chronological order in which such options were granted, except to the extent otherwise provided under applicable law or regulation.
          17. Data Privacy.
          (a) Optionee hereby explicitly and unambiguously consents to the collection, use, disclosure and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.
          (b) Optionee understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about him or her regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any equity or directorships held in the Company and its Related Corporations, details of all options or any other entitlement to equity awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of implementing, administering and managing the Plan (the “Data”). Optionee understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. Optionee understands that the Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Optionee understands that

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he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect his or her ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.
          18. No Entitlement Or Claims For Compensation. In accepting the grant of this option, Optionee acknowledges the following:
               (a) The Plan is established voluntarily by the Company, the grant of options under the Plan is made at the discretion of the Committee and the Plan may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.
               (c) All decisions with respect to future option grants, if any, will be at the sole discretion of the Committee.
               (d) Optionee is voluntarily participating in the Plan.
               (e) This option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or any Related Corporation (including, as applicable, Optionee’s employer) and which is outside the scope of Optionee’s employment contract, if any.
               (f) This option is not to be considered part of Optionee’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (g) In the event that Optionee’s employer is not the Company, the grant of this option will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of this option will not be interpreted to form an employment contract with Optionee’s employer or any Related Corporation.
               (h) The future value of the underlying Option Shares is unknown and cannot be predicted with certainty.

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               (i) Optionee shall have no rights, claim or entitlement to compensation or damages as a result of Optionee’s cessation of employment for any reason whatsoever, whether or not in breach of contract or local labor law, insofar as these rights, claim or entitlement arise or may arise from Optionee’s ceasing to have rights under or be entitled to exercise this option as a result of such cessation or loss or diminution in value of the option or any of the Option Shares purchased through exercise of the option as a result of such cessation, and Optionee irrevocably releases his or her employer, the Company and its Related Corporations, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed to have irrevocably waived his or her entitlement to pursue such rights or claim.
          19. Electronic Delivery. The Company may deliver any documents related to the option, the Plan or future options that may be granted under the Plan by electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Optionee hereby acknowledges that Optionee has read this provision and consents to the electronic delivery of the documents. Optionee acknowledges that Optionee may receive from the Company a paper copy of any documents delivered electronically at no cost to Optionee by contacting the Company in writing or by telephone. Optionee further acknowledges that Optionee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Optionee understands that Optionee must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.

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APPENDIX
          The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Stock Option Agreement.
          B. Board shall mean the Company’s Board of Directors.
          C. Code shall mean the Internal Revenue Code of 1986, as amended.
          D. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          E. Common Stock shall mean shares of the Company’s common stock.
          F. Company shall mean Pharmanet Development Group, Inc., a Delaware Company, and any successor corporation to all or substantially all of the assets or voting stock of Pharmanet Development Group, Inc. which shall by appropriate action adopt the Plan.
          G. Employer NIC shall mean the employer Secondary Class 1 National Insurance Contribution liability arising in connection with the exercise of the option.
          H. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.
          I. Exercise Price shall mean the exercise price per Option Share as specified in the Grant Notice.
          J. Exercise Schedule shall mean the schedule set forth in the Grant Notice pursuant to which the option is to become exercisable for the Option Shares in one or more installments over the Optionee’s period of Service.
          K. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.
          L. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;

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          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          M. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.
          N. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.
          O. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.
          P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Company (or any Related Corporation), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Company (or any Related Corporation) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Related Corporation) to discharge or dismiss Optionee or any other person in the service of the Company (or any Related Corporation) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or this Agreement, to constitute grounds for termination for Misconduct.
          Q. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.
          R. Notice of Exercise shall mean the notice of option exercise in the form prescribed by the Company.
          S. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.
          T. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

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          U. Permanent Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or to be of continuous duration of twelve (12) months or more.
          V. Plan shall mean the Company’s Amended and Restated 1999 Stock Plan.
          W. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          X. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other amounts required to be withheld in connection with the exercise of the option.

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United Kingdom Performance
PHARMANET DEVELOPMENT GROUP, INC.
RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
     RECITALS
A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected employees who provide services to the Company (or any Related Corporations).
B. *** (the “Participant”) is to render valuable services to the Company (or a Related Corporation) and the Committee has approved the award of restricted stock units to the Participant pursuant to this Agreement.
C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.
     NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Restricted Stock Units. The Company hereby awards to the Participant, as of the Award Date, an award (the “Award”) of restricted stock units under the Plan. Each restricted stock unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded restricted stock units, the applicable vesting schedule for the restricted stock units and the underlying shares, the dates on which those vested shares shall be issued to the Participant and the remaining terms and conditions governing the Award shall be as set forth in this Agreement.
AWARD SUMMARY

Award Date:	August 3, 2007

Number of Shares Subject to Award:	*** shares of Common Stock (the “Shares”)

Vesting Schedule:	The Participant shall vest with respect to the Shares on the date in 2010 that the Company files its annual report on a Form 10-K with the Securities and Exchange Commission provided (1) the cumulative operating profit (excluding non-recurring items) for the preceding 3 fiscal year period (2007, 2008 and 2009) as reported on such Form 10-K’s is at least $101 million and (2) the Participant remains employed through each such filing date. The Shares may vest on an accelerated basis prior to this vesting date in accordance with the provisions of Paragraph 4 of this Agreement. In no event shall any Shares vest after the date of the Participant’s termination of employment.

Issuance Dates:	Each Share in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issued on the date (the “Issuance Date”) on which that Share so vests or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such Issuance Date occurs or (if later) the fifteenth (15th) day of the third calendar month following such Issuance Date. The issuance of the Shares shall be subject to the Company’s collection of any applicable Withholding Taxes and Employer NIC in accordance the procedures set forth in Paragraph 6 of this Agreement.
          2. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Participant may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Participant’s death may be transferred pursuant to the provisions of the Participant’s will or the laws of inheritance.
          3. Cessation of Employment. Except as otherwise provided for in Participant’s employment agreement, should the Participant cease employment for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of restricted stock units will be reduced accordingly. The Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units. For purposes of this Agreement, the Participant’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. The Participant’s date of termination shall mean the date upon which he or she ceases active employment following the provision of notification of termination or resignation from employment and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including the Participant’s contract of employment.
          4. Change in Control.
               (a) Any restricted stock units subject to this Award at the time of a Change in Control may be assumed, or replaced with an economically equivalent award, by the successor corporation or a parent or subsidiary of the successor corporation. In the event the restricted stock units are not to be so assumed or replaced, then the Participant shall fully vest in the Award immediately prior to the effective date of the Change in Control. The Shares subject to those vested units will be issued on the Issuance Date triggered by the Change in Control (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Company in consummation of that Change in Control and distributed at the same time as such stockholder payments), subject to the Company’s collection of any applicable Withholding Taxes and Employer NIC pursuant to the provisions of Paragraph 6.

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               (b) For the purposes of this Paragraph 4, the Award shall be considered “assumed” if, following the Change in Control, the Award confers the right to receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, securities or other property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide that the consideration to be received for each share of Common Stock which vests and become issuable under this Award shall be comprised solely of common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
               (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
               (d) Notwithstanding anything to the contrary contained herein, the vesting of Participant’s restricted stock units under the Award shall be subject to acceleration as provided for in Participant’s employment agreement.
          5. Adjustment in Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), equitable adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award. The adjustments shall be made by the Committee in such manner as the Committee deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
          6. Issuance of Shares of Common Stock.
               (a) On the Issuance Date or as soon thereafter as practicable, the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the number of shares of Common Stock underlying the restricted stock units which vest under the Award on such date, subject, however, to the Company’s collection of any applicable Withholding Taxes and Employer NIC.

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               (b) Until such time as the Company provides the Participant with notice to the contrary, the Company shall collect any Withholding Taxes required to be withheld with respect to the issuance of the vested Shares hereunder through an automatic Share withholding procedure pursuant to which the Company will withhold, at the time of such issuance, a portion of the Shares with a Fair Market Value (measured as of the issuance date) equal to the amount of those taxes (the “Share Withholding Method”); provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required withholding obligations using the minimum statutory withholding rates. The Participant shall be notified in writing in the event such Share Withholding Method is no longer available.
               (c) Should any Shares be issued at a time when the Share Withholding Method is not available, then the Participant shall pay any Withholding Taxes required to be withheld with respect to the issuance of vested Shares hereunder by delivering a check to the Company in the amount of the Withholding Taxes.
               (d) The Participant hereby agrees to accept all liability for Secondary Class 1 National Insurance Contributions which may be payable by the Company (or any successor or Related Corporation employing or previously employing the Participant) with respect to the vesting of the Award or otherwise in connection with the Award (the “Employer NIC”). The Participant acknowledges that the Participant has executed (or hereby agrees to execute within the time period specified by the Company) a Form of Joint Election to effect such transfer of the Employer NIC. The Participant agrees to pay the Employer NIC in accordance with the Joint Election.
               (e) In no event will any fractional shares be issued.
               (f) The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Participant becomes the record holder of those Shares following their actual issuance after the satisfaction of the applicable Withholding Taxes and Employer NIC.
          7. Compliance with Laws and Regulations.
               (a) The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not

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have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
          8. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries of the Award designated by the Participant.
          9. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below Participant’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          10. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award. In addition to the foregoing, the terms of this Restricted Stock Issuance Agreement are subject to the Participant’s employment agreement with the Company, dated June 30, 2006, and if any of the terms of this Agreement conflict with the Participant’s employment agreement, the employment agreement shall control.
          11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          12. Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.

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          13. Nature of Grant; No Entitlement; No Claim for Compensation. In accepting the grant of this Award for the number of Shares as specified above, the Participant acknowledges the following:
               (a) The Plan is established voluntarily by the Company; it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
               (c) All decisions with respect to future awards, if any, will be at the sole discretion of the Committee.
               (d) The Participant is voluntarily participating in the Plan.
               (e) This Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its Related Corporations (including, as applicable, the Participant’s employer) and which is outside the scope of the Participant’s employment contract, if any.
               (f) This Award is not part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (g) In the event that the Participant’s employer is not the Company, the grant of the Award will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of the Award will not be interpreted to form an employment contract with the Participant’s employer or any Related Corporations.
               (h) The future value of the underlying Shares is unknown and cannot be predicted with certainty.
               (i) In consideration of the grant of this Award, no claim or entitlement to compensation or damages shall arise from termination of the Award or diminution in value of the Award or any of the Shares issuable under the Award from termination of the Participant’s employment by the Company or the Participant’s employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and the Participant irrevocably releases the Participant’s employer, the Company and its Related Corporations, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the

6

Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.
          14. Data Privacy.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about the Participant regarding his or her employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and its Related Corporations, details of all options, awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). The Participant understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact his or her local human resources representative.
          15. Electronic Delivery. The Company may deliver any documents related to the Award, the Plan or future awards that may be granted under the Plan by

7

electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Participant hereby acknowledges that Participant has read this provision and consents to the electronic delivery of the documents. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost to Participant by contacting the Company by telephone or in writing. Participant further acknowledges that Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Participant understands that Participant must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.
          16. Confidentiality. The Participant agrees at all times during the vesting period applicable to this Award and thereafter (including following termination of the Participant’s employment) to hold in strictest confidence and not to use, or to disclose to any person, firm or corporation, without the prior written consent of the Board, the performance criteria which are the basis of the vesting of this Award.
IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

PHARMANET DEVELOPMENT GROUP, INC.
Signature:
	Name:	John Hamill
	Title:	Executive Vice President & CFO

PARTICIPANT
Signature:
Name:
Address:

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APPENDIX A
DEFINITIONS
The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Restricted Stock Unit Issuance Agreement.
          B. Award shall mean the award of restricted stock units made to the Participant pursuant to the terms of the Agreement.
          C. Award Date shall mean the date the restricted stock units are awarded to the Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
          D. Board shall mean the Company’s Board of Directors.
          E. Change in Control shall mean the occurrence of any of the following events:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
          (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
          (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
          F. Code shall mean the Internal Revenue Code of 1986, as amended.
          G. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          H. Common Stock shall mean shares of the Company’s common stock.

          I. Company shall mean PharmaNet Development Group, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of PharmaNet Development Group, Inc. which shall by appropriate action adopt the Plan.
          J. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Plan shall mean the Company’s Amended and Restated 1999 Stock Option Plan.
          M. Participant shall mean the person to whom the Award is made pursuant to the Agreement.
          N. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.
          O. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
     P. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other amounts required to be withheld by the Company in connection with the issuance of the shares of Common Stock under the Award.

United Kingdom
PHARMANET DEVELOPMENT GROUP, INC.
NOTICE OF GRANT OF STOCK OPTION
          Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Pharmanet Development Group, Inc. (the “Company”):
          Optionee:
          Grant Date: August 3, 2007
          Vesting Commencement Date: August 3, 2008
          Exercise Price: $26.91 per share
           Number of Option Shares:                                                                                                          shares
          Expiration Date: August 2, 2014
          Type of Option:  ☐     Incentive Stock Option
                                    ☑     Non-Qualified Stock Option
Exercise Schedule: The Option shall become exercisable with respect to the Option Shares in a series of three (3) equal, successive, annual installments upon Optionee’s completion of each year of employment over the three (3)-year period measured from the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee’s termination of employment.
          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Pharmanet Development Group, Inc. Amended and Restated 1999 Stock Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Company’s principal offices.
          Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.
          Agreement to Pay Employer National Insurance Contribution Liability. Optionee hereby agrees to accept all liability for secondary Class 1 National Insurance Contributions which may be payable by the Company (or any successor or any Related Corporation employing or previously employing Optionee) with respect to the exercise of the Option or otherwise in connection with the Option (“Employer NIC”). Optionee acknowledges that Optionee has executed (or hereby agrees to execute within the time period specified by the Company) a joint election form to effect such transfer of the Employer NIC to Optionee. Optionee further agrees to pay the Employer NIC in accordance with the joint election. Optionee also agrees that the Company (or any successor) may withhold some or all of the Option Shares acquired upon exercise of the Option until the Employer NIC has been received by the Company.
          Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.
DATED:

PHARMANET DEVELOPMENT GROUP, INC.

By:
John Hamill Title: Executive Vice President & CFO

Address:

ATTACHMENTS
Exhibit A — Stock Option Agreement
Exhibit B — Plan Summary and Prospectus

2

EXHIBIT B

PLAN SUMMARY AND PROSPECTUS
To be delivered.

3

United Kingdom
PHARMANET DEVELOPMENT GROUP, INC.
RESTRICTED STOCK UNIT ISSUANCE AGREEMENT
     RECITALS
A. The Board has adopted the Plan for the purpose of attracting and retaining the services of selected employees who provide services to the Company (or any Related Corporations).
B. *** (the “Participant”) is to render valuable services to the Company (or a Related Corporation) and the Committee has approved the award of restricted stock units to the Participant pursuant to this Agreement.
C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix A.
     NOW, THEREFORE, it is hereby agreed as follows:
          1. Grant of Restricted Stock Units. The Company hereby awards to the Participant, as of the Award Date, an award (the “Award”) of restricted stock units under the Plan. Each restricted stock unit represents the right to receive one share of Common Stock on the vesting date of that unit. The number of shares of Common Stock subject to the awarded restricted stock units, the applicable vesting schedule for the restricted stock units and the underlying shares, the dates on which those vested shares shall be issued to the Participant and the remaining terms and conditions governing the Award shall be as set forth in this Agreement.
AWARD SUMMARY

Award Date:	August 3, 2007

Number of Shares Subject	*** shares of Common Stock (the “Shares”)
to Award:

Vesting Schedule:	The Participant shall vest with respect to the Shares in a series of five (5) equal, successive, annual installments upon the Participant’s completion of each year of employment over the five (5)-year period measured from the Award Date. The Shares may vest on an accelerated basis prior to these vesting dates in accordance with the provisions of Paragraph 4 of this Agreement. In no event shall any Shares vest after the date of the Participant’s termination of employment.

Issuance Dates:	Each Share in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issued on the date (the

“Issuance Date”) on which that Share so vests or as soon thereafter as administratively practicable, but in no event later than the close of the calendar year in which such Issuance Date occurs or (if later) the fifteenth (15th) day of the third calendar month following such Issuance Date. The issuance of the Shares shall be subject to the Company’s collection of any applicable Withholding Taxes and Employer NIC in accordance the procedures set forth in Paragraph 6 of this Agreement.
          2. Limited Transferability. Prior to actual receipt of the Shares which vest and become issuable hereunder, the Participant may not transfer any interest in the Award or the underlying Shares. Any Shares which vest hereunder but which otherwise remain unissued at the time of the Participant’s death may be transferred pursuant to the provisions of the Participant’s will or the laws of inheritance.
          3. Cessation of Employment. Except as otherwise provided for in Participant’s employment agreement, should the Participant cease employment for any reason prior to vesting in one or more Shares subject to this Award, then the Award will be immediately cancelled with respect to those unvested Shares, and the number of restricted stock units will be reduced accordingly. The Participant shall thereupon cease to have any right or entitlement to receive any Shares under those cancelled units. For purposes of this Agreement, the Participant’s period of employment shall not include any period of notice of termination of employment, whether expressed or implied. The Participant’s date of termination shall mean the date upon which he or she ceases active employment following the provision of notification of termination or resignation from employment and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including the Participant’s contract of employment.
          4. Change in Control.
               (a) Any restricted stock units subject to this Award at the time of a Change in Control may be assumed, or replaced with an economically equivalent award, by the successor corporation or a parent or subsidiary of the successor corporation. In the event the restricted stock units are not to be so assumed or replaced, then the Participant shall fully vest in the Award immediately prior to the effective date of the Change in Control. The Shares subject to those vested units will be issued on the Issuance Date triggered by the Change in Control (or otherwise converted into the right to receive the same consideration per share of Common Stock payable to the other stockholders of the Company in consummation of that Change in Control and distributed at the same time as such stockholder payments), subject to the Company’s collection of any applicable Withholding Taxes and Employer NIC pursuant to the provisions of Paragraph 6.
               (b) For the purposes of this Paragraph 4, the Award shall be considered “assumed” if, following the Change in Control, the Award confers the right to receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, securities or other property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide that the consideration to be received for each share of Common Stock which vests and become issuable under this Award shall be comprised solely of common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
               (c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
               (d) Notwithstanding anything to the contrary contained herein, the vesting of Participant’s restricted stock units under the Award shall be subject to acceleration as provided for in Participant’s employment agreement.
          5. Adjustment in Shares. In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, reverse stock split, stock dividend, combination or exchange of shares, reclassification, spin-off, extraordinary distribution (whether in cash, securities or other property) or any other similar transaction affecting the Common Stock without the Company’s receipt of consideration (other than a conversion of any convertible securities of the Company), equitable adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award. The adjustments shall be made by the Committee in such manner as the Committee deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
          6. Issuance of Shares of Common Stock.
               (a) On the Issuance Date or as soon thereafter as practicable, the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the number of shares of Common Stock underlying the restricted stock units which vest under the Award on such date, subject, however, to the Company’s collection of any applicable Withholding Taxes and Employer NIC.
               (b) Until such time as the Company provides the Participant with notice to the contrary, the Company shall collect any Withholding Taxes required to be withheld with respect to the issuance of the vested Shares hereunder through an automatic Share withholding procedure pursuant to which the Company will withhold, at the time of such issuance, a portion of the Shares with a Fair Market Value (measured as of the issuance date) equal to the amount of those taxes (the “Share Withholding Method”); provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required withholding obligations using the minimum statutory withholding rates. The Participant shall be notified in writing in the event such Share Withholding Method is no longer available.
               (c) Should any Shares be issued at a time when the Share Withholding Method is not available, then the Participant shall pay any Withholding Taxes required to be withheld with respect to the issuance of vested Shares hereunder by delivering a check to the Company in the amount of the Withholding Taxes.
               (d) The Participant hereby agrees to accept all liability for Secondary Class 1 National Insurance Contributions which may be payable by the Company (or any successor or Related Corporation employing or previously employing the Participant) with respect to the vesting of the Award or otherwise in connection with the Award (the “Employer NIC”). The Participant acknowledges that the Participant has executed (or hereby agrees to execute within the time period specified by the Company) a Form of Joint Election to effect such transfer of the Employer NIC. The Participant agrees to pay the Employer NIC in accordance with the Joint Election.
               (e) In no event will any fractional shares be issued.
               (f) The holder of this Award shall not have any stockholder rights, including voting or dividend rights, with respect to the Shares subject to the Award until the Participant becomes the record holder of those Shares following their actual issuance after the satisfaction of the applicable Withholding Taxes and Employer NIC.
          7. Compliance with Laws and Regulations.
               (a) The issuance of shares of Common Stock pursuant to the Award shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
               (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

          8. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries of the Award designated by the Participant.
          9. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below Participant’s signature line on this Agreement. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
          10. Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Award. In addition to the foregoing, the terms of this Restricted Stock Issuance Agreement are subject to the Participant’s employment agreement with the Company, dated June 30, 2006, and if any of the terms of this Agreement conflict with the Participant’s employment agreement, the employment agreement shall control.
          11. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.
          12. Employment at Will. Except as may otherwise be set forth in the Participant’s employment agreement, nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Corporation employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause, and with or without notice, subject to compliance with local all applicable laws and the provisions of the Participant’s employment agreement (if any) with the Company or any Related Corporation.

          13. Nature of Grant; No Entitlement; No Claim for Compensation. In accepting the grant of this Award for the number of Shares as specified above, the Participant acknowledges the following:
               (a) The Plan is established voluntarily by the Company; it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time.
               (b) The grant of this Award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
               (c) All decisions with respect to future awards, if any, will be at the sole discretion of the Committee.
               (d) The Participant is voluntarily participating in the Plan.
               (e) This Award is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its Related Corporations (including, as applicable, the Participant’s employer) and which is outside the scope of the Participant’s employment contract, if any.
               (f) This Award is not part of the Participant’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
               (g) In the event that the Participant’s employer is not the Company, the grant of the Award will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the grant of the Award will not be interpreted to form an employment contract with the Participant’s employer or any Related Corporations.
               (h) The future value of the underlying Shares is unknown and cannot be predicted with certainty.
               (i) In consideration of the grant of this Award, no claim or entitlement to compensation or damages shall arise from termination of the Award or diminution in value of the Award or any of the Shares issuable under the Award from termination of the Participant’s employment by the Company or the Participant’s employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and the Participant irrevocably releases the Participant’s employer, the Company and its Related Corporations, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the

Participant shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.
          14. Data Privacy.
               (a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement by and among, as applicable, his or her employer, the Company and its Related Corporations for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
               (b) The Participant understands that his or her employer, the Company and its Related Corporations, as applicable, hold certain personal information about the Participant regarding his or her employment, the nature and amount of the Participant’s compensation and the fact and conditions of the Participant’s participation in the Plan, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company and its Related Corporations, details of all options, awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (the “Data”). The Participant understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. The Participant understands that the Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact his or her local human resources representative.
          15. Electronic Delivery. The Company may deliver any documents related to the Award, the Plan or future awards that may be granted under the Plan by electronic means. Such means of electronic delivery include, but do not necessarily include, the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the documents via e-mail or such other means of electronic delivery specified by the Company. Participant hereby acknowledges that Participant has read this provision and consents to the electronic delivery of the documents. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost to Participant by contacting the Company by telephone or in writing. Participant further acknowledges that Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, Participant understands that Participant must provide the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails.
IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

PHARMANET DEVELOPMENT GROUP, INC.
Signature:
Name: John Hamill
Title: Executive Vice President & CFO

PARTICIPANT
Signature:
Name:
Address:

APPENDIX A
DEFINITIONS
The following definitions shall be in effect under the Agreement:
          A. Agreement shall mean this Restricted Stock Unit Issuance Agreement.
          B. Award shall mean the award of restricted stock units made to the Participant pursuant to the terms of the Agreement.
          C. Award Date shall mean the date the restricted stock units are awarded to the Participant pursuant to the Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
          D. Board shall mean the Company’s Board of Directors.
          E. Change in Control shall mean the occurrence of any of the following events:
          (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;
          (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
          (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
          F. Code shall mean the Internal Revenue Code of 1986, as amended.
          G. Committee shall mean the committee of the Board acting in its capacity as administrator of the Plan.
          H. Common Stock shall mean shares of the Company’s common stock.

A-1

          I. Company shall mean PharmaNet Development Group, Inc., a Delaware corporation, and any successor corporation to all or substantially all of the assets or voting stock of PharmaNet Development Group, Inc. which shall by appropriate action adopt the Plan.
          J. Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
          K. Fair Market Value per share of Common Stock on any relevant date shall be determined as of the last trading day prior to the relevant date in accordance with the following provisions:
          (i) the closing price on the principal market if the Common Stock is at the time listed on a national securities exchange, the Nasdaq Stock Market (“Nasdaq”) or the National Association of Securities Dealers, Inc.’s Over the Counter Bulletin Board Exchange;
          (ii) if the Common Stock is not listed on a national securities exchange, Nasdaq or the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company’s shares as listed in the National Quotation Bureau’s “pink sheets”;
          (iii) if there are no prices available under clause (i) or (ii), then fair market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Common Stock; or
          (iv) if there is no regularly established trading market for the Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Common Stock was sold.
          L. Plan shall mean the Company’s Amended and Restated 1999 Stock Option Plan.
          M. Participant shall mean the person to whom the Award is made pursuant to the Agreement.
          N. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.
          O. Related Corporation shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.
          P. Withholding Taxes shall mean the income tax, employment tax, social insurance, payroll tax, contributions, payment on account obligations or other amounts required to be withheld by the Company in connection with the issuance of the shares of Common Stock under the Award.

A-2